                                     REVISED

================================================================================

                        (FREMONT INVESTMENT & LOAN LOGO)

                                 $1,389,535,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                         FREMONT HOME LOAN TRUST 2005-E
                   MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                             WELLS FARGO BANK, N.A.
                    (MASTER SERVICER AND TRUST ADMINISTRATOR)

                                DECEMBER 5, 2005

                          CREDIT SUISSE | FIRST BOSTON

================================================================================

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary, may be based on preliminary assumptions about the pool assets and the structure, and is subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This Information, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar information relating to these securities.

This Information may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                         FREMONT HOME LOAN TRUST 2005-E
                                 $1,389,535,000
                      (APPROXIMATE OFFERED CERTIFICATES)(3)

        CERTIFICATE               WAL           PRINCIPAL
         PRINCIPAL              (CALL(4)     PAYMENT WINDOW            INTEREST     LEGAL FINAL     EXPECTED RATINGS
CLASS  BALANCE($)(3)  COUPON    /MAT(5))    (CALL(4)/MAT(5))   C/E(6)    TYPE        MATURITY      (S&P/MOODY'S/FITCH)
----------------------------------------------------------------------------------------------------------------------
                                                 OFFERED CERTIFICATES
----------------------------------------------------------------------------------------------------------------------
2-A-1   332,658,000   (1)(2)  1.00 / 1.00    1 - 19 / 1-19     24.80%  Floating  January 25, 2036      AAA/Aaa/AAA
2-A-2   238,866,000   (1)(2)  2.00 / 2.00  19 - 29 / 19 - 29   24.80%  Floating  January 25, 2036      AAA/Aaa/AAA
2-A-3   238,639,000   (1)(2)  3.25 / 3.25  29 - 60 / 29 - 60   24.80%  Floating  January 25, 2036      AAA/Aaa/AAA
2-A-4   112,722,000   (1)(2)  6.13 / 7.40  60 - 78 / 60 - 169  24.80%  Floating  January 25, 2036      AAA/Aaa/AAA
  M1     86,742,000   (1)(2)  4.70 / 5.13  42 - 78 / 42 - 147  20.85%  Floating  January 25, 2036      AA+/Aa1/AA+
  M2     80,154,000   (1)(2)  4.65 / 5.07  40 - 78 / 40 - 142  17.20%  Floating  January 25, 2036       AA/Aa2/AA
  M3     53,802,000   (1)(2)  4.62 / 5.03  39 - 78 / 39 - 136  14.75%  Floating  January 25, 2036      AA/Aa3/AA-
  M4     38,430,000   (1)(2)  4.60 / 5.00  39 - 78 / 39 - 131  13.00%  Floating  January 25, 2036       AA-/A1/A+
  M5     38,430,000   (1)(2)  4.60 / 4.99  39 - 78 / 39 - 127  11.25%  Floating  January 25, 2036        A+/A2/A
  M6     34,038,000   (1)(2)  4.58 / 4.95  38 - 78 / 38 - 123   9.70%  Floating  January 25, 2036       A+/A3/A-
  M7     34,038,000   (1)(2)  4.58 / 4.93  38 - 78 / 38 - 118   8.15%  Floating  January 25, 2036      A/Baa1/BBB+
  M8     25,254,000   (1)(2)  4.58 / 4.90  38 - 78 / 38 - 113   7.00%  Floating  January 25, 2036     A-/Baa2/BBB+
  M9     27,450,000   (1)(2)  4.57 / 4.86  37 - 78 / 37 - 108   5.75%  Floating  January 25, 2036     BBB+/Baa3/BBB
  B1     25,254,000   (1)(2)  4.56 / 4.81  37 - 78 / 37 - 102   4.60%  Floating  January 25, 2036     BBB/Ba1/BBB-
  B2     23,058,000   (1)(2)  4.56 / 4.74  37 - 78 / 37 - 96    3.55%  Floating  January 25, 2036     BBB-/Ba2/BB+
----------------------------------------------------------------------------------------------------------------------
                                               NOT OFFERED CERTIFICATES
----------------------------------------------------------------------------------------------------------------------
1-A-1   728,502,000   (1)(2)      N/A             N/A          24.80%  Floating  January 25, 2036      AAA/Aaa/AAA
----------------------------------------------------------------------------------------------------------------------

(1) One-month LIBOR plus the related margin, subject to a cap as described herein.

(2) The margins on the Senior Certificates (defined herein) will increase to 2x the related initial margins and the margins on the Subordinate Certificates (defined herein) will increase to 1.5x the related initial margins after the Optional Termination Date (defined herein).

(3) The certificate principal balance of each class of Certificates is subject to a 10% variance.

(4)  To 10% Optional Termination at the pricing prepayment speed.

(5)  To maturity at the pricing prepayment speed.

(6)  Credit Enhancement ("C/E") includes upfront overcollateralization.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     SUMMARY OF TERMS

     Issuer:                     Fremont Home Loan Trust 2005-E

     Depositor:                  Fremont Mortgage Securities Corporation

     Trustee:                    HSBC Bank USA, National Association

     Master Servicer and         Wells Fargo Bank, N.A.
     Trust Administrator:

     Originator, Seller and      Fremont Investment & Loan
     Servicer:

     Yield Maintenance           TBD
     Agreement Counterparty:

     Lead Underwriter:           Credit Suisse First Boston LLC

     Co-Managers:                Barclays Capital Inc., Deutsche Bank
                                 Securities, Inc., Greenwich Capital Markets,
                                 Inc. and UBS Securities LLC

     Distribution Date:          25th day of each month, or if the 25th day is
                                 not a business day, the next succeeding
                                 business day. The first Distribution Date is
                                 January 25, 2006.

     Cut-off Date:               December 1, 2005

     Pricing Date:               Week of December 5, 2005

     Closing Date:               On or about December 20, 2005

     Delay Days:                 0 day delay with respect to each class of
                                 Certificates

     Day Count:                  Actual/360 with respect to each class of
                                 Certificates

     Collection Period:          2nd day of prior calendar month through and
                                 including the 1st day of the month of the
                                 related Distribution Date.

     Senior Certificates:        Class 1-A-1 (the "Group 1 Senior Certificates")
                                 and the Class 2-A-1, Class 2-A-2, Class 2-A-3
                                 and Class 2-A-4 Certificates (collectively, the
                                 "Group 2 Senior Certificates")

     Subordinate Certificates:   Class M1, Class M2, Class M3, Class M4, Class
                                 M5, Class M6, Class M7, Class M8, Class M9,
                                 Class B1 and Class B2

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     SUMMARY OF TERMS (CONTINUED)

     Offered Certificates:       Senior Certificates (other than the Class 1-A-1
                                 Certificates) and the Subordinate Certificates

     Non-Offered Certificates:   Class 1-A-1 Certificates, Class C Certificates,
                                 Class P Certificates, Class R Certificates and
                                 Class RX Certificates

     Certificates:               Senior Certificates and Subordinate
                                 Certificates

     Prepayment Period:          With respect to prepayments in full, the period
                                 from and including the 16th day of the month
                                 preceding the month in which such Distribution
                                 Date occurs (or in the case of the first
                                 Distribution Date, the period beginning on the
                                 Cut-off Date) to and including the 15th day of
                                 the month in which that Distribution Date
                                 occurs.

     Servicing Fee:              The servicing fee is equal to a per annum rate
                                 of 0.50% of the mortgage loan principal
                                 balance, payable monthly.

     Clearing/Registration:      Book-entry through DTC, Euroclear, and
                                 Clearstream.

     Denomination:               $100,000 minimum and increments of $1 in excess
                                 thereof

     Optional Termination:       The transaction may be called by the Servicer,
                                 on any Distribution Date, on which the
                                 aggregate principal balance of the Mortgage
                                 Loans as of the last day on the second
                                 preceding due period is equal to or less than
                                 10% of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date (the
                                 "Optional Termination Date"). If the optional
                                 termination is not exercised on the first
                                 Distribution Date on which it is able to be
                                 exercised, beginning with the next succeeding
                                 Distribution Date, the margins on the Senior
                                 Certificates will increase to 2x their
                                 respective initial margins and the margins on
                                 the Subordinate Certificates will increase to
                                 1.5x their respective initial margins.

     SMMEA Eligibility:          The Certificates are not expected to be SMMEA
                                 eligible.

     ERISA Eligibility:          The Offered Certificates are expected to be
                                 ERISA eligible.

     Tax Status:                 It is anticipated that the Certificates will
                                 represent, in part, ownership of REMIC regular
                                 interests for tax purposes.

     Pricing Prepayment Speed:   Fixed Rate Mortgage Loans: 115% PPC; 100% of
                                 the prepayment assumption assumes 4% CPR for
                                 the first month and increasing approximately
                                 1.45% (16%/11) CPR for each of the next 11
                                 months to 20% CPR in month 12 and remains
                                 constant at 20% CPR thereafter.

                                 Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately 1.35%
                                 (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and remains at 35% CPR thereafter.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     Mortgage Loans:             The pool is comprised of closed-end, fixed-rate
                                 and adjustable-rate, first and second lien
                                 mortgage loans. As of the Cut-off Date, the
                                 aggregate scheduled principal balance of the
                                 mortgage loans totaled approximately
                                 $2,195,993,896 (the "Mortgage Loans"), of
                                 which: (i) approximately $968,752,453 are
                                 fixed-rate and adjustable-rate mortgage loans
                                 with principal balances that conform to
                                 principal balance limits of Fannie Mae and
                                 Freddie Mac at origination (the "Group 1
                                 Mortgage Loans") and (ii) approximately
                                 $1,227,241,443 are fixed-rate and
                                 adjustable-rate mortgage loans with principal
                                 balances that may or may not conform to
                                 principal balance limits of Fannie Mae and
                                 Freddie Mac at origination (the "Group 2
                                 Mortgage Loans").

                                 The Group 1 Senior Certificates are primary backed by the Group 1 Mortgage Loans. The Group
                                 2 Senior Certificates are primarily backed by the Group 2 Mortgage Loans. The Subordinate
                                 Certificates are backed by the Group 1 Mortgage
                                 Loans and the Group 2 Mortgage Loans. Under certain conditions referred to under "Principal
                                 Payment Priority," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

     UNPAID INTEREST AMOUNT

     "Unpaid Interest Amount" for each class of Senior and Subordinate Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such class for the immediately preceding Distribution Date and (B) any Unpaid Interest Amount from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

     "Current Interest" for any class of Senior and Subordinate Certificates and any Distribution Date will be the aggregate amount of interest accrued at the Pass-Through Rate during the related Accrual Period on the certificate principal balance of that class of Certificates.

     PASS-THROUGH RATES

     The "Pass-Through Rate" for any Distribution Date and class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the applicable Net WAC Rate.

     The "Formula Rate" for any Distribution Date and class of Certificates will be equal to the lesser of (i) the Base Rate for such class of Certificates and (ii) the applicable Maximum Cap Rate.

     The "Base Rate" for the Certificates is equal to One-month LIBOR plus the related margin.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     The "Adjusted Net Mortgage Rate" for any Mortgage Loan will be equal to the applicable mortgage rate for such Mortgage Loan minus the sum of (i) the Master Servicing Fee Rate, (ii) the Servicing Fee Rate and (iii) the Trustee Fee Rate.

     The "Adjusted Net Maximum Mortgage Rate" for any Mortgage Loan will be equal to the maximum loan rate (or the mortgage rate in the case of any fixed-rate Mortgage Loan) minus the sum of (i) the Master Servicing Fee Rate, (ii) the Servicing Fee Rate and (iii) the Trustee Fee Rate.

     The "Net WAC Rate" for any Distribution Date and:

     (i) the Group 1 Senior Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 1 Mortgage Loans;

     (ii) the Group 2 Senior Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 2 Mortgage Loans; and

     (iii) the Subordinate Certificates, will be a per annum rate equal to the weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each loan group the current aggregate certificate principal balance of the related Senior Certificates) of the Net WAC Rate for the Group 1 Senior Certificates and the Net WAC Rate for the Group 2 Senior Certificates.

     The "Maximum Cap Rate" for any Distribution Date and:

     (i) the Group 1 Senior Certificates, will be equal to a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 1 Mortgage Loans divided by the outstanding principal balance of the Group 1 Mortgage Loans, multiplied by 12;

     (ii) the Group 2 Senior Certificates will be equal to a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 2 Mortgage Loans divided by the outstanding principal balance of the Group 2 Mortgage Loans, multiplied by 12; and

     (iii) the Subordinate Certificates will be a per annum rate equal to the weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each loan group the current aggregate certificate principal balance of the related Senior Certificates) of the Maximum Cap Rate for the Group 1 Senior Certificates and the Maximum Cap Rate for the Group 2 Senior Certificates.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     BASIS RISK SHORTFALL

     With respect to each Distribution Date, to the extent that (a) the amount of interest accrued on a class of Certificates, as calculated without regard to the applicable Net WAC Rate, exceeds (b) the amount actually paid based on the applicable Net WAC Rate (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of such Basis Risk Shortfall and any Unpaid Basis Risk Shortfall, before the Class C and Class R Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such class for all previous Distribution Dates, less all payments made with respect to such class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date, together with interest thereon at the applicable interest rate.

     YIELD MAINTENANCE AGREEMENTS

     On or prior to the Closing Date, the Trustee will enter into three yield maintenance agreements (the Group 1 Senior Yield Maintenance Agreement for the benefit of the Group 1 Senior Certificates, the Group 2 Senior Yield Maintenance Agreement for the benefit of the Group 2 Senior Certificates and the Subordinate Yield Maintenance Agreement for the benefit of the Subordinate Certificates) with the Yield Maintenance Agreement Counterparty. The Yield Maintenance Agreement Counterparty will be obligated to make monthly payments to the Trustee on behalf of the trust when One-month LIBOR (subject to the ceiling rate set for in the related Yield Maintenance Agreement) exceeds the strike rate set forth in the related Yield Maintenance Agreement. The Group 1 Senior Yield Maintenance Agreement and Group 2 Senior Yield Maintenance Agreement will terminate after the Distribution Date in November 2008 and the Subordinate Yield Maintenance Agreement will terminate after the Distribution Date in May 2008 (see attached schedule). Payments received from each yield maintenance agreement will be deposited into the Net WAC Rate Carryover Reserve Account.

     NET WAC RATE CARRYOVER RESERVE ACCOUNT

     Amounts deposited in the Net WAC Rate Carrryover Reserve Account will be distributed on each Distribution Date as follows:

     (a) to the Senior Certificates, pro rata based on amounts due, the related Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such class and Distribution Date;

     (b) sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, the related Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such class and Distribution Date; and

     (c) as specified in the pooling and servicing agreement.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

               GROUP 2 SENIOR YIELD MAINTENANCE AGREEMENT SCHEDULE

------------------------------------------
           NOTIONAL     STRIKE     CEILING
PERIOD   BALANCE ($)   RATE (%)   RATE (%)
------------------------------------------
   1     922,885,000      N/A       N/A
   2     916,649,381     6.64       9.77
   3     908,951,620     7.38       9.77
   4     899,797,185     6.64       9.77
   5     889,197,254     6.87       9.77
   6     877,168,285     6.64       9.77
   7     863,732,046     6.87       9.77
   8     848,915,618     6.64       9.77
   9     832,751,365     6.64       9.77
  10     815,276,868     6.87       9.77
  11     796,534,836     6.64       9.77
  12     776,572,975     6.87       9.77
  13     755,645,153     6.64       9.77
  14     733,798,480     6.64       9.77
  15     711,083,831     7.37       9.77
  16     687,555,641     6.64       9.77
  17     663,271,671     6.87       9.77
  18     638,292,746     6.64       9.77
  19     612,682,479     6.87       9.77
  20     586,506,965     6.64       9.77
  21     559,834,463     6.64       9.77
  22     532,735,792     6.87       9.77
  23     505,282,439     6.69       9.77
  24     477,593,191     8.60       9.77
  25     450,945,449     8.32       9.77
  26     425,217,331     8.32       9.77
  27     400,376,829     8.91       9.77
  28     376,393,051     8.32       9.77
  29     353,236,191     8.63       9.77
  30     330,878,996     9.56       9.77
  31               0     9.77       9.77
  32     288,493,185     9.55       9.77
  33     268,387,488     9.55       9.77
  34               0     9.77       9.77
  35     230,226,278     9.59       9.77
------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                SUBORDINATE YIELD MAINTENANCE AGREEMENT SCHEDULE

------------------------------------------
          NOTIONAL      STRIKE     CEILING
PERIOD   BALANCE ($)   RATE (%)   RATE (%)
------------------------------------------
   1     466,650,000     N/A        N/A
   2     466,650,000     6.04       8.50
   3     466,650,000     6.79       8.50
   4     466,650,000     6.04       8.50
   5     466,650,000     6.27       8.50
   6     466,650,000     6.04       8.50
   7     466,650,000     6.27       8.50
   8     466,650,000     6.04       8.50
   9     466,650,000     6.04       8.50
  10     466,650,000     6.27       8.50
  11     466,650,000     6.03       8.50
  12     466,650,000     6.27       8.50
  13     466,650,000     6.03       8.50
  14     466,650,000     6.03       8.50
  15     466,650,000     6.79       8.50
  16     466,650,000     6.03       8.50
  17     466,650,000     6.27       8.50
  18     466,650,000     6.03       8.50
  19     466,650,000     6.27       8.50
  20     466,650,000     6.03       8.50
  21     466,650,000     6.03       8.50
  22     466,650,000     6.27       8.50
  23     466,650,000     6.10       8.50
  24     466,650,000     8.01       8.50
  25     466,650,000     7.71       8.50
  26     466,650,000     7.71       8.50
  27     466,650,000     8.31       8.50
  28     466,650,000     7.71       8.50
  29     466,650,000     8.04       8.50
------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     INTEREST PAYMENT PRIORITY

     The "Accrual Period" for the Certificates and any Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Accrual Period, beginning on the Closing Date) and ending on the day immediately preceding the related Distribution Date. Interest will accrue on the Certificates on an actual/360 basis.

     INTEREST RECEIVED OR ADVANCED WITH RESPECT TO THE MORTGAGE LOANS WILL BE ALLOCATED ON EACH DISTRIBUTION DATE IN THE FOLLOWING PRIORITY:

          A. Interest received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

               (i) To pay the Servicing Fee, Master Servicing Fee, Trustee Fee and certain costs, liabilities and expenses of the Servicer, Trustee, Master Servicer or Trust Administrator related to the Group 1 Mortgage Loans, to the extent provided in the pooling and servicing agreement;

               (ii) To the Group 1 Senior Certificates, Current Interest and Unpaid Interest Amounts; and

               (iii) Concurrently, to the Group 2 Senior Certificates, pro rata, Current Interest and Unpaid Interest Amounts, to the extent not paid pursuant to clause B.(ii) below.

          B. Interest received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

               (i) To pay the Servicing Fee, Master Servicing Fee, Trustee Fee and certain costs, liabilities and expenses of the Servicer, Trustee, Master Servicer or Trust Administrator related to the Group 2 Mortgage Loans, to the extent provided in the pooling and servicing agreement;

               (ii) Concurrently, to the Group 2 Senior Certificates, pro rata, Current Interest and Unpaid Interest Amounts; and

               (iii) To the Group 1 Senior Certificates, Current Interest and Unpaid Interest Amounts, to the extent not paid pursuant to clause A.(ii) above.

          C. Remaining interest received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

               (i) Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, Current Interest and Unpaid Interest Amounts.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     On any Distribution Date, interest remaining after distributions made pursuant to clauses A., B. and C. above plus any overcollateralization release amount for such Distribution Date ("Excess Cashflow") will be distributed as follows:

     (1) To the Servicer, Trustee, Master Servicer or Trust Adminstrator, any amounts to which such party is entitled under the pooling and servicing agreement, to the extent such amounts have not otherwise been paid or reimbursed;

     (2) To the Certificates as principal, according to the principal distribution rules in effect for such Distribution Date, as needed to maintain the OC Target;

     (3) Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, any Applied Loss Amount allocable to any such class of Certificates;

     (4) After giving effect to amounts paid under the Group 1 Senior Yield Maintenance Agreement, Group 2 Senior Yield Maintenance Agreement and Subordinate Yield Maintenance Agreement, to the Net WAC Rate Carryover Reserve Account, to pay any remaining Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

     (5) To the Class C, Class P, Class R and Class RX Certificates in accordance to the pooling and servicing agreement.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     PRINCIPAL PAYMENT PRIORITY

     1) ON EACH DISTRIBUTION DATE (A) PRIOR TO THE STEPDOWN DATE OR (B) IF A TRIGGER EVENT IS IN EFFECT:

          I. Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

               (i) To the Class 1-A-1 Certificate until its certificate principal balance is reduced to zero; and

               (ii) After taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date pursuant to clause 1)II.(i) below, to the Group 2 Senior Certificates, pursuant to such clause.

          II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

               (i) Sequentially to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, until their respective certificate principal balance is reduced to zero (notwithstanding the foregoing, if the aggregate certificate principal balance of the Group 2 Senior Certificates exceeds the aggregate principal balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro-rata basis); and

               (ii) After taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date pursuant to clause 1)I.(i) above, to the Group 1 Senior Certificates, pursuant to such clause.

          III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

               Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, in each case until the certificate principal balance of each such class is reduced to zero.

     The "Stepdown Date" is the earlier of (A) the date on which the aggregate certificate principal balance of the Senior Certificates has been reduced to zero, and (B) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage or (ii) the 37th Distribution Date.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     2) ON EACH DISTRIBUTION DATE, ON OR AFTER THE STEPDOWN DATE AND AS LONG AS TRIGGER EVENT IS NOT IN EFFECT:

          I. Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

               (i) To the Group 1 Senior Certificates, until the related Target Senior Enhancement Percentage for such class has been reached, subject to a minimum equal to 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date; and

               (ii) After taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date pursuant to clause 2)II.(i) below, to the Group 2 Senior Certificates, pursuant to such clause.

          II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

               (i) Sequentially, to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, until the related Targeted Senior Enhancement Percentage for each such class has been reached (notwithstanding the foregoing, if the aggregate certificate principal balance of the Group 2 Senior Certificates exceeds the aggregate principal balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro-rata basis), subject to a minimum equal to 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date; and

               (ii) After taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date pursuant to clause 2)I.(i) above, to the Group 1 Senior Certificates, pursuant to such clause.

          III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

               Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective initial credit enhancement percentage (defined herein) for that class, subject to a minimum equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

     TRIGGER EVENT

     A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [32.26]% of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses on the Mortgage Loans exceed certain levels set by the rating agencies, which are expected to be as follows:

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

           Distribution Date                       Loss Percentage
           -----------------                       ---------------
     January 2008 to December 2008   [1.50]% for the first month plus an additional
                                     1/12th of [1.85]% for each month thereafter

     January 2009 to December 2009   [3.35]% for the first month plus an additional
                                     1/12th of [1.90]% for each month thereafter

     January 2010 to December 2010   [5.25]% for the first month plus an additional
                                     1/12th of [1.50]% for each month thereafter

     January 2011 to December 2011   [6.75]% for the first month plus an additional
                                     1/12th of [0.80]% for each month thereafter

     January 2012 and thereafter     [7.55]%

     The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

     The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the mortgage loans (including all foreclosures and REO Properties) as of the close of business on the last day of such month.

     "Cumulative Realized Losses" with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

     CREDIT ENHANCEMENT

     SUBORDINATION

     The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates and the Overcollateralization. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over classes having a lower priority of distribution. Each class of Subordinate Certificates will be senior to all other classes of Subordinate Certificates with a lower payment priority designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance of the Certificates exceeds the aggregate principal balance of the Mortgage Loans, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the respective certificate balances of the Subordinate Certificates have been reduced to zero.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

     OVERCOLLATERALIZATION

     Excess Cashflow will be used to pay down the Certificates so that the aggregate principal balance of the Mortgage Loans exceeds the aggregate certificate principal balance of the Certificates (the
     "Overcollateralization" or "OC"). Excess Cashflow will be used to maintain the OC Target.

     The "OC Target" with respect to any Distribution Date prior to the Stepdown Date, is equal to 3.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown Date, provided a Trigger Event is not in effect, the OC Target is equal to 7.10% of the current aggregate principal balance of the mortgage loans, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown Date, if a Trigger Event has occurred and is in effect with respect to the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.

     The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate certificate principal balance of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate principal balance of the Mortgage Loans, after giving effect to distributions on that Distribution Date.

     The "Target Senior Enhancement Percentage" is equal to 2x the initial Senior Enhancement Percentage.

                                                   TARGET C/E
             INITIAL C/E(1)(2)           ON OR AFTER STEPDOWN DATE(1)(2)
           CLASS           PERCENTAGE         CLASS           PERCENTAGE
     --------------------------------   --------------------------------
     Senior Certificates     24.80%     Senior Certificates     49.60%
           Class M1          20.85%           Class M1          41.70%
           Class M2          17.20%           Class M2          34.40%
           Class M3          14.75%           Class M3          29.50%
           Class M4          13.00%           Class M4          26.00%
           Class M5          11.25%           Class M5          22.50%
           Class M6           9.70%           Class M6          19.40%
           Class M7           8.15%           Class M7          16.30%
           Class M8           7.00%           Class M8          14.00%
           Class M9           5.75%           Class M9          11.50%
           Class B1           4.60%           Class B1           9.20%
           Class B2           3.55%           Class B2           7.10%

(1)  Approximate
(2)  Includes OC

     LOSSES

     Losses on the Mortgage Loans will be allocated to the Class B2, Class B1, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates, in that order. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The certificate principal balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                               COLLATERAL SUMMARY

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                              SUMMARY STATISTICS      RANGE (IF APPLICABLE)
                                              ------------------   ---------------------------
NUMBER OF MORTGAGE LOANS                             9,787

AGGREGATE CURRENT PRINCIPAL BALANCE            $2,195,993,895.87

AVERAGE CURRENT PRINCIPAL BALANCE                 $224,378.65       $4,935.76 to $1,000,000.00
AGGREGATE ORIGINAL PRINCIPAL BALANCE           $2,197,900,413.00

AVERAGE ORIGINAL PRINCIPAL BALANCE                $224,573.46       $5,000.00 to $1,000,000.00
FULLY AMORTIZING MORTGAGE LOANS                     100.00%

1ST LIEN                                            95.88%

WEIGHTED AVG. GROSS COUPON                          7.787%              5.150% to 13.750%

WEIGHTED AVG. ORIGINAL TERM (MONTHS)                 359                    60 to 360
WEIGHTED AVG. REMAINING TERM (MONTHS)                358                    58 to 360

WEIGHTED AVG. MARGIN(ARM LOANS ONLY)                5.844%               3.000% to 6.990%

WEIGHTED AVG. MAXIMUM RATE (ARM LOANS ONLY)        13.705%              11.150% to 19.000%

WEIGHTED AVG. MINIMUM RATE (ARM LOANS ONLY)         7.703%              5.150% to 13.000%

WEIGHTED AVG. COMBINED ORIGINAL LTV                 80.45%              10.00% to 100.00%

WEIGHTED AVG. BORROWER FICO                           621                  500 to 816

GEOGRAPHIC DISTRIBUTION (TOP 5)               CA          26.72%
                                              NY          11.41%
                                              FL          10.65%
                                              MD           7.98%
                                              NJ           6.95%

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                 COLLATERAL TYPE

----------------------------------------------------------------------------------------------------------------------------
                             NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                               OF             BALANCE          BALANCE         TERM TO                                AVERAGE
                            MORTGAGE      AS OF THE             AS OF          MATURITY   DEBT-TO-   GROSS           COMBINED
COLLATERAL TYPE               LOANS      CUT-OFF DATE      THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------------------
2 YR/6MO LIB                  4,381    $  995,124,407.09        45.32%           359        41.86%   8.067%    604    78.70%
2 YR/6MO LIB- 40 Year         1,253       397,479,628.20        18.10            359        44.67    7.821     614    80.40
Amortization
2 YR/6MO LIB- 5YR IO          1,751       516,242,882.11        23.51            359        42.64    6.929     647    81.65
3 YR/6MO LIB                     86        19,648,158.05         0.89            359        40.54    8.051     607    78.45
3 YR/6MO LIB- 40 Year            21         6,288,507.24         0.29            360        45.44    7.522     630    79.14
Amortization
3 YR/6MO LIB- 5YR IO             44        12,361,876.84         0.56            359        41.05    6.798     658    81.03
5 YR/6MO LIB                     40        11,243,879.78         0.51            359        39.35    7.250     642    81.87
5 YR/6MO LIB- 40 Year            16         5,689,388.93         0.26            360        38.66    7.635     641    82.26
Amortization
FIXED RATE                    2,139       215,335,338.16         9.81            349        41.63    8.575     644    85.86
FIXED RATE- 40/30 Balloon        56        16,579,829.47         0.76            359        44.09    7.496     636    79.65
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        9,787    $2,195,993,895.87       100.00%           358       42.52%    7.787%    621    80.45%
-----------------------------------------------------------------------------------------------------------------------------

                        PRINCIPAL BALANCES AT ORIGINATION

------------------------------------------------------------------------------------------------------------------------------
                              NUMBER        PRINCIPAL       % OF PRINCIPAL   REMAINING                                   WTD
RANGE OF                        OF           BALANCE            BALANCE       TERM TO                                  AVERAGE
PRINCIPAL BALANCES           MORTGAGE         AS OF              AS OF        MATURITY   DEBT-TO-    GROSS*           COMBINED
AT ORIGINATION ($)             LOANS       ORIGINATION        ORIGINATION    (MONTHS)*    INCOME*   COUPON*   FICO*     OLTV*
------------------------------------------------------------------------------------------------------------------------------
0.01 to 25,000.00               342     $    4,247,596.91        0.19%          160       39.99%    11.541%    622     96.39%
25,000.01 to 50,000.00          479         18,145,334.03        0.83           353       41.67     10.250     639     96.82
50,000.01 to 100,000.00       1,331        103,075,400.82        4.69           357       40.29      9.247     623     86.82
100,000.01 to 150,000.00      1,669        208,767,852.57        9.51           358       41.21      8.403     610     81.34
150,000.01 to 200,000.00      1,508        262,766,313.18       11.97           359       41.63      7.915     610     78.88
200,000.01 to 250,000.00      1,045        234,949,182.80       10.70           358       42.69      7.871     609     78.34
250,000.01 to 300,000.00        827        227,944,378.32       10.38           358       43.46      7.791     616     78.97
300,000.01 to 350,000.00        667        215,737,927.51        9.82           359       42.70      7.486     623     79.49
350,000.01 to 400,000.00        544        203,792,612.94        9.28           358       43.73      7.460     625     80.12
400,000.01 to 450,000.00        410        174,134,851.14        7.93           359       42.97      7.439     630     80.39
450,000.01 to 500,000.00        323        154,023,139.48        7.01           358       43.58      7.388     636     81.13
500,000.01 to 550,000.00        213        111,607,388.16        5.08           359       43.26      7.380     637     81.49
550,000.01 to 600,000.00        164         94,526,024.35        4.30           358       43.40      7.465     630     81.37
600,000.01 to 650,000.00         82         51,413,430.19        2.34           359       42.65      7.414     632     81.85
650,000.01 to 700,000.00         62         41,835,681.28        1.91           359       42.01      7.336     630     81.37
700,000.01 to 750,000.00        116         84,539,155.39        3.85           358       40.42      7.497     622     79.45
750,000.01 to 800,000.00          1            780,000.00        0.04           360       46.19      6.990     613     80.00
800,000.01 to 850,000.00          1            807,626.80        0.04           356       34.26      6.600     584     73.68
850,000.01 to 900,000.00          1            900,000.00        0.04           360       39.53      7.750     631     80.00
950,000.01 to 1,000,000.00        2          2,000,000.00        0.09           359       45.49      6.985     698     77.04
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        9,787     $2,195,993,895.87      100.00%          358       42.52%     7.787%    621     80.45%
------------------------------------------------------------------------------------------------------------------------------

*Based on the original balances of the Mortgage Loans.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                    PRINCIPAL BALANCE AS OF THE CUT-OFF DATE

------------------------------------------------------------------------------------------------------------------------------
                                           PRINCIPAL        % OF PRINCIPAL    REMAINING                                  WTD
RANGE OF PRINCIPAL         NUMBER OF        BALANCE             BALANCE        TERM TO                                 AVERAGE
BALANCES AS OF THE         MORTGAGE        AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS           COMBINED
CUT-OFF DATE ($)             LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME     COUPON   FICO     OLTV
------------------------------------------------------------------------------------------------------------------------------
0.01 to 25,000.00              343     $    4,254,413.73          0.19%          160       40.00%    11.534%    622    96.35%
25,000.01 to 50,000.00         479         18,145,334.03          0.83           353       41.67     10.250     639    96.82
50,000.01 to 100,000.00      1,331        103,075,400.82          4.69           357       40.29      9.247     623    86.82
100,000.01 to 150,000.00     1,672        209,217,738.75          9.53           358       41.22      8.402     610    81.36
150,000.01 to 200,000.00     1,505        262,316,427.00         11.95           359       41.62      7.915     610    78.86
200,000.01 to 250,000.00     1,046        235,199,060.18         10.71           358       42.68      7.870     609    78.32
250,000.01 to 300,000.00       828        228,294,360.99         10.40           358       43.48      7.791     616    79.00
300,000.01 to 350,000.00       666        215,487,746.11          9.81           359       42.67      7.489     623    79.49
350,000.01 to 400,000.00       544        203,842,774.50          9.28           358       43.75      7.457     625    80.13
400,000.01 to 450,000.00       409        173,735,010.93          7.91           359       42.97      7.440     630    80.37
450,000.01 to 500,000.00       323        154,023,139.48          7.01           358       43.58      7.388     636    81.13
500,000.01 to 550,000.00       213        111,607,388.16          5.08           359       43.26      7.380     637    81.49
550,000.01 to 600,000.00       164         94,526,024.35          4.30           358       43.40      7.465     630    81.37
600,000.01 to 650,000.00        82         51,413,430.19          2.34           359       42.65      7.414     632    81.85
650,000.01 to 700,000.00        63         42,534,252.72          1.94           359       41.95      7.333     630    81.35
700,000.01 to 750,000.00       114         83,833,767.13          3.82           358       40.44      7.499     622    79.44
750,000.01 to 800,000.00         1            780,000.00          0.04           360       46.19      6.990     613    80.00
800,000.01 to 850,000.00         1            807,626.80          0.04           356       34.26      6.600     584    73.68
850,000.01 to 900,000.00         1            900,000.00          0.04           360       39.53      7.750     631    80.00
950,000.01 to
   1,000,000.00                  2          2,000,000.00          0.09           359       45.49      6.985     698    77.04
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       9,787     $2,195,993,895.87        100.00%          358       42.52%     7.787%    621    80.45%
------------------------------------------------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

---------------------------------------------------------------------------------------------------------------------
                                  PRINCIPAL        % OF PRINCIPAL    REMAINING                                  WTD
                  NUMBER OF        BALANCE             BALANCE        TERM TO                                 AVERAGE
RANGE OF MONTHS   MORTGAGE        AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS           COMBINED
REMAINING           LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME     COUPON   FICO     OLTV
---------------------------------------------------------------------------------------------------------------------
1 - 60                 20     $      175,999.80          0.01%           59       36.27%    12.206%    610    93.58%
61 - 120              218          2,835,776.27          0.13           119       41.82     11.281     627    92.22
121 - 180             132          6,263,229.31          0.29           179       36.58      8.902     626    80.21
181 - 240              14          1,751,185.17          0.08           239       45.52      8.169     631    77.99
241 - 300               2            392,381.55          0.02           298       41.42      6.865     650    81.47
301 - 360           9,401      2,184,575,323.77         99.48           359       42.53      7.778     621    80.44
---------------------------------------------------------------------------------------------------------------------
TOTAL:              9,787     $2,195,993,895.87        100.00%          358       42.52%     7.787%    621    80.45%
---------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                 MORTGAGE RATES

----------------------------------------------------------------------------------------------------------------------
                                   PRINCIPAL                          REMAINING                                  WTD
RANGE OF CURRENT   NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                 AVERAGE
MORTGAGE RATES      MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS           COMBINED
(%)                  LOANS       CUT-OFF DATE      THE CUT-OFF DATE    (MONTHS)    INCOME     COUPON   FICO     OLTV
----------------------------------------------------------------------------------------------------------------------
5.001 to 5.500          26     $    9,236,092.52          0.42%          358       46.69%     5.399%    685    80.32%
5.501 to 6.000         222         79,299,007.93          3.61           358       42.31      5.898     677    78.10
6.001 to 6.500         553        180,513,539.89          8.22           358       42.69      6.336     660    79.34
6.501 to 7.000       1,156        356,443,059.48         16.23           358       42.18      6.821     641    80.01
7.001 to 7.500       1,275        351,188,390.33         15.99           358       42.64      7.312     630    80.58
7.501 to 8.000       1,818        471,027,156.29         21.45           359       42.88      7.800     617    81.12
8.001 to 8.500       1,231        285,674,862.92         13.01           359       42.34      8.292     606    80.79
8.501 to 9.000       1,074        206,581,900.93          9.41           358       42.18      8.771     588    80.31
9.001 to 9.500         622         86,014,675.40          3.92           357       42.08      9.266     586    81.16
9.501 to 10.000        476         61,314,289.21          2.79           358       41.95      9.823     582    80.42
10.001 to 10.500       358         36,289,015.21          1.65           357       43.29     10.283     592    82.01
10.501 to 11.000       336         33,424,064.96          1.52           354       42.01     10.797     579    79.49
11.001 to 11.500       296         23,015,347.63          1.05           352       43.46     11.286     586    84.96
11.501 to 12.000       138         10,786,736.90          0.49           346       43.31     11.775     559    72.75
12.001 to 12.500       170          4,533,985.89          0.21           284       43.94     12.274     579    81.04
12.501 to 13.000        24            501,479.92          0.02           254       39.10     12.813     574    81.76
13.001 to 13.500        10            133,790.37          0.01           117       40.31     13.211     593    92.14
13.501 to 14.000         2             16,500.09          0.00           119       44.33     13.750     559    83.24
----------------------------------------------------------------------------------------------------------------------
TOTAL:               9,787     $2,195,993,895.87        100.00%          358       42.52%     7.787%    621    80.45%
----------------------------------------------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------------
                                    PRINCIPAL                          REMAINING                                 WTD
RANGE OF ORIGINAL   NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
LOAN-TO-VALUE        MORTGAGE       AS OF THE         BALANCE AS OF    MATURITY    DEBT-TO-    GROSS          COMBINED
RATIOS (%)            LOANS        CUT-OFF DATE     THE CUT-OFF DATE   (MONTHS)     INCOME    COUPON   FICO     OLTV
----------------------------------------------------------------------------------------------------------------------
0.01 to 25.00            19     $    2,308,099.02          0.11%          359       39.88%    8.987%    571    19.23%
25.01 to 30.00           27          3,424,332.20          0.16           354       35.40     7.942     596    28.37
30.01 to 35.00           25          3,483,443.73          0.16           334       35.03     8.142     606    31.99
35.01 to 40.00           43          7,094,341.12          0.32           359       39.78     7.814     602    37.88
40.01 to 45.00           68         12,382,475.41          0.56           353       40.93     8.332     570    42.71
45.01 to 50.00           90         17,028,902.27          0.78           355       42.06     8.482     577    48.10
50.01 to 55.00          107         23,132,650.24          1.05           359       42.40     8.373     568    53.11
55.01 to 60.00          179         43,303,133.41          1.97           358       43.15     8.218     580    58.12
60.01 to 65.00          287         68,137,883.10          3.10           359       41.56     8.587     582    63.72
65.01 to 70.00          410         98,769,672.65          4.50           358       42.60     8.598     570    69.02
70.01 to 75.00          552        148,857,221.40          6.78           358       41.42     8.027     584    74.04
75.01 to 80.00        3,859      1,051,954,216.19         47.90           359       43.03     7.401     636    79.84
80.01 to 85.00          623        154,727,632.95          7.05           358       42.64     7.466     605    84.59
85.01 to 90.00        1,657        398,815,024.75         18.16           358       41.91     7.736     621    89.76
90.01 to 95.00          426         46,609,729.81          2.12           347       41.99     8.327     633    94.63
95.01 to 100.00       1,415        115,965,137.62          5.28           355       42.58     9.722     658    99.93
----------------------------------------------------------------------------------------------------------------------
TOTAL:                9,787     $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
----------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                            FICO SCORE AT ORIGINATION

-------------------------------------------------------------------------------------------------------------------------
                                       PRINCIPAL                          REMAINING                                 WTD
                       NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
                        MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
RANGE OF FICO SCORES     LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------------
500 to 519                 435     $   98,086,654.52          4.47%          359       42.73%    9.280%    510    70.05%
520 to 539                 510        119,289,264.20          5.43           359       43.43     8.836     530    72.04
540 to 559                 688        143,624,064.08          6.54           358       42.66     8.465     550    76.57
560 to 579                 735        162,743,882.52          7.41           358       42.94     8.176     570    79.28
580 to 599               1,298        263,435,545.18         12.00           357       42.27     7.817     589    81.33
600 to 619               1,280        269,562,257.03         12.28           358       42.90     7.594     609    82.11
620 to 639               1,476        342,103,941.50         15.58           357       42.20     7.594     629    81.74
640 to 659               1,118        251,887,760.40         11.47           358       42.46     7.508     648    82.28
660 to 679                 771        188,217,281.55          8.57           358       42.39     7.438     669    82.27
680 to 699                 586        139,577,358.60          6.36           358       41.73     7.295     689    83.06
700 to 719                 381         89,981,162.34          4.10           358       42.06     7.269     709    82.90
720 to 739                 235         57,802,222.10          2.63           359       43.62     7.263     728    83.17
740 to 759                 149         38,802,769.29          1.77           359       43.26     7.277     749    82.84
760 to 779                  77         20,237,118.07          0.92           359       40.74     6.982     768    81.45
780 to 799                  37          8,700,880.64          0.40           358       42.11     7.223     788    80.57
800 to 819                  11          1,941,733.85          0.09           359       34.94     7.255     805    75.36
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   9,787     $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
-------------------------------------------------------------------------------------------------------------------------

                              DEBT-TO-INCOME RATIO

-------------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL                          REMAINING                                 WTD
RANGE OF         NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
DEBT-TO-INCOME    MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
RATIOS (%)         LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------
0.01 - 20.00         267     $   58,082,871.46          2.64%          358       14.08%    7.692%    620    82.33%
20.01 - 25.00        266         48,376,297.34          2.20           356       22.69     7.958     615    78.13
25.01 - 30.00        479         91,907,354.20          4.19           357       27.65     7.894     616    79.72
30.01 - 35.00        841        166,351,735.04          7.58           356       32.69     7.872     617    79.38
35.01 - 40.00      1,338        291,287,421.36         13.26           358       37.79     7.788     622    79.36
40.01 - 45.00      2,092        475,933,059.14         21.67           358       42.62     7.778     626    80.59
45.01 - 50.00      3,545        813,732,605.09         37.06           358       47.87     7.664     630    81.90
50.01 - 55.00        948        247,801,779.23         11.28           358       52.80     8.085     589    77.66
55.01 >=              11          2,520,773.01          0.11           359       59.13     8.561     595    83.92
-------------------------------------------------------------------------------------------------------------------
TOTAL:             9,787     $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
-------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                             GEOGRAPHIC DISTRIBUTION

-------------------------------------------------------------------------------------------------------------------
                                  PRINCIPAL                         REMAINING                                 WTD
                 NUMBER OF         BALANCE        % OF PRINCIPAL     TERM TO                                AVERAGE
                  MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
STATE              LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------
Alaska                 2     $      369,752.64          0.02%          358       38.24%   10.479%    538    65.41%
Arizona              202         39,707,887.11          1.81           358       42.89     7.919     610    81.16
Arkansas              12          1,137,756.44          0.05           357       37.09     8.796     627    91.92
California         1,827        586,677,517.96         26.72           358       43.27     7.447     632    80.01
Colorado             189         28,461,404.69          1.30           359       42.23     7.499     626    82.80
Connecticut          155         30,808,117.33          1.40           358       40.73     7.977     608    78.55
Delaware              24          3,759,810.56          0.17           357       45.79     8.205     597    83.89
Florida            1,282        233,895,906.53         10.65           358       41.43     8.022     614    80.65
Georgia              503         70,679,996.69          3.22           357       40.46     7.975     621    84.33
Hawaii               127         40,623,176.05          1.85           358       40.64     7.264     644    77.80
Idaho                 39          5,341,472.19          0.24           357       35.12     7.726     616    81.75
Illinois             598        111,092,638.03          5.06           358       42.41     7.917     618    82.46
Indiana               49          5,595,712.60          0.25           357       42.40     8.269     615    84.81
Iowa                  11          1,872,045.04          0.09           356       32.78     7.614     628    89.04
Kansas                14          1,903,872.10          0.09           357       42.01     8.095     610    86.15
Kentucky              17          2,056,913.28          0.09           358       43.10     7.878     614    86.45
Maine                 20          2,815,644.86          0.13           356       35.69     7.855     624    82.54
Maryland             775        175,275,512.64          7.98           358       43.37     7.876     607    79.86
Massachusetts        322         85,525,031.68          3.89           358       43.36     7.976     615    78.11
Michigan             248         31,780,047.42          1.45           358       41.16     8.342     605    83.02
Minnesota            168         27,662,756.46          1.26           358       41.76     7.635     633    83.69
Missouri              67          8,152,761.64          0.37           355       40.05     8.557     604    84.20
Montana                2            220,000.00          0.01           312       48.83     7.091     705    84.00
Nebraska               6            490,932.56          0.02           351       35.78     8.448     607    86.39
Nevada               138         29,488,697.29          1.34           359       42.81     7.786     625    81.20
New Hampshire         29          5,586,890.12          0.25           357       45.38     8.274     585    79.57
New Jersey           600        152,691,299.37          6.95           358       42.73     8.051     611    78.88
New Mexico            34          6,610,839.38          0.30           358       34.97     7.446     635    82.69
New York             797        250,569,716.41         11.41           358       43.32     7.689     630    78.97
North Carolina       158         18,408,646.31          0.84           355       40.35     8.241     601    83.99
Ohio                 136         14,305,697.95          0.65           356       42.90     8.189     601    86.53
Oklahoma              19          1,979,802.16          0.09           358       39.98     8.291     612    87.95
Oregon                55          8,888,546.24          0.40           358       39.65     7.744     631    83.87
Pennsylvania         154         20,184,122.73          0.92           358       40.02     8.392     603    83.47
Rhode Island          39          7,296,395.59          0.33           359       44.24     8.285     612    78.59
South Carolina        55          7,971,703.68          0.36           358       40.13     8.014     600    81.18
Tennessee             66          7,470,626.08          0.34           349       41.15     8.414     596    82.22
Texas                128         17,597,019.05          0.80           355       40.37     8.184     604    83.45
Utah                  47          7,166,410.23          0.33           357       42.96     7.791     626    82.79
Vermont               10          1,306,159.77          0.06           344       36.16     8.021     613    76.87
Washington           124         24,384,995.81          1.11           358       41.30     7.724     616    82.91
Virginia             341         83,430,749.88          3.80           357       43.07     7.892     623    80.86
West Virginia          4            529,024.66          0.02           358       37.59     8.797     553    80.32
Wisconsin            106         13,757,751.72          0.63           357       43.33     8.283     607    80.73
Wyoming                6            522,679.91          0.02           350       42.29     8.343     581    85.37
Washington DC         82         19,939,455.03          0.91           356       41.16     7.812     616    77.10
-------------------------------------------------------------------------------------------------------------------
TOTAL:             9,787     $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
-------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                OCCUPANCY STATUS

---------------------------------------------------------------------------------------------------------------------
                                                     % OF PRINCIPAL   REMAINING                                 WTD
                     NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
                      MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
OCCUPANCY STATUS       LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
---------------------------------------------------------------------------------------------------------------------
Owner Occupied         8,813     $2,033,089,307.94        92.58%         358       42.71%    7.753%    620    80.32%
Non-Owner Occupied       889        141,485,499.10         6.44          356       39.93     8.270     638    82.63
2nd Home                  85         21,419,088.83         0.98          358       41.55     7.746     614    78.65
---------------------------------------------------------------------------------------------------------------------
TOTAL:                 9,787     $2,195,993,895.87       100.00%         358       42.52%    7.787%    621    80.45%
---------------------------------------------------------------------------------------------------------------------

                               DOCUMENTATION TYPE

---------------------------------------------------------------------------------------------------------------------
                                                     % OF PRINCIPAL   REMAINING                                 WTD
                     NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
                      MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
DOCUMENTATION TYPE     LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
---------------------------------------------------------------------------------------------------------------------
Full                   5,884     $1,202,357,843.74        54.75%         357       42.12%     7.506%   619    82.60%
Stated                 3,792        962,252,940.10        43.82          359       43.12      8.133    624    77.61
Easy                     111         31,383,112.03         1.43          358       39.19      7.916    599    85.10
---------------------------------------------------------------------------------------------------------------------
TOTAL:                 9,787     $2,195,993,895.87       100.00%         358       42.52%     7.787%   621    80.45%
---------------------------------------------------------------------------------------------------------------------

                                  LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------
                                                        % OF PRINCIPAL   REMAINING                                 WTD
                        NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
                         MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
PURPOSE                   LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout       4,589     $1,138,775,623.46        51.86%         358       42.46%    7.854%    600    77.56%
Purchase                  5,122      1,040,258,462.25        47.37          358       42.61     7.713     644    83.64
Refinance - Rate/Term        76         16,959,810.16         0.77          358       40.89     7.778     598    78.82
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    9,787     $2,195,993,895.87       100.00%         358       42.52%    7.787%    621    80.45%
------------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                  PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------
                                                        % OF PRINCIPAL   REMAINING                                 WTD
                        NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
                         MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
PROPERTY TYPE             LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------------------------------------------------------------------------------------------------------------
Single Family             8,143     $1,804,605,606.79        82.18%         358       42.48%    7.790%    618    80.37%
Multi Family                950        256,789,429.51        11.69          358       43.11     7.750     634    80.48
Condo                       694        134,598,859.57         6.13          358       41.96     7.808     636    81.40
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    9,787     $2,195,993,895.87       100.00%         358       42.52%    7.787%    621    80.45%
------------------------------------------------------------------------------------------------------------------------

                             PREPAYMENT CHARGE TERM

------------------------------------------------------------------------------------------------------------------------
                                                        % OF PRINCIPAL   REMAINING                                 WTD
PREPAYMENT CHARGE       NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                               AVERAGE
TERM AT ORIGINATION      MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
(MONTHS)                  LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty     4,151     $  927,419,887.29        42.23%         358       42.85%    7.968%    619    80.19%
12                          456        135,801,017.39         6.18          358       41.92     7.888     630    80.81
24                        4,305        941,713,289.54        42.88          358       42.39     7.690     620    80.84
30                            2            403,146.00         0.02          360       46.46     7.910     622    85.99
36                          873        190,656,555.65         8.68          356       41.94     7.306     630    79.51
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    9,787     $2,195,993,895.87       100.00%         358       42.52%    7.787%    621    80.45%
------------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL                          REMAINING                                 WTD
                     NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
RANGE OF MAXIMUM      MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------------
11.001 to 11.500          26     $    9,236,092.52          0.47%          358       46.69%     5.399%   685    80.32%
11.501 to 12.000         182         66,724,980.17          3.40           359       42.47      5.882    677    79.76
12.001 to 12.500         491        160,778,814.01          8.19           359       43.12      6.340    660    80.06
12.501 to 13.000       1,044        322,972,809.48         16.44           359       42.40      6.822    640    80.43
13.001 to 13.500       1,188        331,580,938.07         16.88           359       42.69      7.309    630    80.71
13.501 to 14.000       1,688        441,840,334.62         22.50           359       42.85      7.799    617    81.26
14.001 to 14.500       1,155        274,889,791.39         14.00           359       42.39      8.288    606    80.85
14.501 to 15.000         900        189,071,997.92          9.63           359       42.27      8.755    584    79.61
15.001 to 15.500         376         68,878,841.48          3.51           359       42.11      9.249    564    77.54
15.501 to 16.000         233         41,432,120.89          2.11           359       41.06      9.777    541    72.17
16.001 to 16.500         104         18,059,313.28          0.92           359       43.08     10.294    539    66.50
16.501 to 17.000          95         18,886,925.01          0.96           359       42.26     10.787    546    64.47
17.001 to 17.500          57          9,440,606.86          0.48           359       43.08     11.257    552    63.89
17.501 to 18.000          40          7,814,686.54          0.40           359       44.03     11.751    535    62.34
18.001 to 18.500          11          2,244,691.36          0.11           359       47.68     12.283    540    66.06
18.501 to 19.000           2            225,784.64          0.01           359       38.53     12.858    519    65.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 7,592     $1,964,078,728.24        100.00%          359       42.60%     7.703%   618    79.86%
-----------------------------------------------------------------------------------------------------------------------

          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL                         REMAINING                                 WTD
                     NUMBER OF         BALANCE        % OF PRINCIPAL     TERM TO                                AVERAGE
RANGE OF MINIMUM      MORTGAGE       AS OF THE        BALANCE AS OF      MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------------
5.001 to 5.500            26     $    9,236,092.52          0.47%          358       46.69%     5.399%   685    80.32%
5.501 to 6.000           182         66,464,980.17          3.38           359       42.62      5.880    678    79.76
6.001 to 6.500           492        161,350,814.01          8.22           359       43.07      6.339    660    80.06
6.501 to 7.000         1,045        323,195,147.62         16.46           359       42.40      6.823    640    80.41
7.001 to 7.500         1,187        331,440,799.94         16.88           359       42.69      7.309    630    80.74
7.501 to 8.000         1,693        443,231,146.22         22.57           359       42.85      7.799    617    81.27
8.001 to 8.500         1,161        276,062,760.11         14.06           359       42.38      8.289    606    80.81
8.501 to 9.000           895        187,542,510.55          9.55           359       42.26      8.764    584    79.54
9.001 to 9.500           371         67,757,305.32          3.45           359       42.14      9.262    564    77.59
9.501 to 10.000          232         41,226,839.53          2.10           359       41.12      9.785    541    72.19
10.001 to 10.500         106         18,450,249.79          0.94           359       43.17     10.293    540    66.40
10.501 to 11.000          94         18,886,724.32          0.96           359       42.13     10.798    544    64.45
11.001 to 11.500          56          9,219,700.53          0.47           359       43.15     11.282    550    64.09
11.501 to 12.000          39          7,543,181.61          0.38           359       44.10     11.779    535    62.24
12.001 to 12.500          11          2,244,691.36          0.11           359       47.68     12.283    540    66.06
12.501 to 13.000           2            225,784.64          0.01           359       38.53     12.858    519    65.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 7,592     $1,964,078,728.24        100.00%          359       42.60%     7.703%   618    79.86%
-----------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

               GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL                          REMAINING                                 WTD
                 NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
RANGE OF GROSS    MORTGAGE       AS OF THE        BALANCE AS OF      MATURITY   DEBT-TO-    GROSS          COMBINED
MARGINS (%)        LOANS       CUT-OFF DATE      THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------
2.751 to 3.000         1     $      131,939.71          0.01%          359       54.98%    9.850%    550     55.00%
3.251 to 3.500         3          1,090,000.00          0.06           359       46.36     5.412     651     77.64
3.501 to 3.750        23          8,005,010.53          0.41           359       45.08     5.549     690     80.85
3.751 to 4.000        42         14,185,965.02          0.72           359       43.05     5.728     685     78.94
4.001 to 4.250       129         46,503,491.89          2.37           359       42.13     5.977     683     79.64
4.251 to 4.500       186         60,917,008.55          3.10           359       43.29     6.239     663     79.82
4.501 to 4.750       320        101,361,446.70          5.16           359       43.54     6.472     657     79.78
4.751 to 5.000       437        136,448,655.59          6.95           359       42.27     6.731     646     80.43
5.001 to 5.250       560        170,919,761.94          8.70           359       42.22     6.907     638     80.82
5.251 to 5.500       527        151,487,590.06          7.71           359       43.47     7.199     634     80.89
5.501 to 5.750       669        184,778,464.80          9.41           359       42.64     7.413     626     80.79
5.751 to 6.000       780        211,261,555.00         10.76           359       43.03     7.653     623     81.13
6.001 to 6.250       840        217,664,259.35         11.08           359       42.51     7.891     614     80.74
6.251 to 6.500       624        150,235,718.20          7.65           359       42.20     8.151     609     81.69
6.501 to 6.750       599        141,534,146.74          7.21           359       42.27     8.336     599     80.30
6.751 to 7.000     1,852        367,553,714.16         18.71           359       42.23     9.205     569     76.24
-------------------------------------------------------------------------------------------------------------------
TOTAL:             7,592     $1,964,078,728.24        100.00%          359       42.60%    7.703%    618     79.86%
-------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

         NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL                        REMAINING                            WTD
                      NUMBER OF       BALANCE        % OF PRINCIPAL    TERM TO                           AVERAGE
NEXT RATE ADJUSTMENT   MORTGAGE      AS OF THE        BALANCE AS OF    MATURITY  DEBT-TO-   GROSS        COMBINED
DATE                    LOANS      CUT-OFF DATE     THE CUT-OFF DATE   (MONTHS)   INCOME   COUPON  FICO    OLTV
-----------------------------------------------------------------------------------------------------------------
May 2007                    5    $    1,314,086.92         0.07%         353      47.81%   8.240%   551   72.84%
June 2007                   4           903,171.60         0.05          354      49.76    8.121    699   93.30
July 2007                  29         9,559,757.60         0.49          355      43.13    7.344    586   77.52
August 2007               101        28,408,550.50         1.45          356      42.51    7.373    604   81.82
September 2007            161        40,505,619.16         2.06          357      42.68    7.610    605   81.29
October 2007            2,484       628,094,284.83        31.98          358      41.93    7.611    612   80.04
November 2007           2,232       605,190,964.22        30.81          359      43.26    7.731    621   79.39
December 2007           2,364       593,412,200.20        30.21          360      42.77    7.817    623   79.99
March 2008                  2           635,932.63         0.03          358      42.84    6.079    706   71.20
April 2008                  1            95,400.01         0.00          358      48.63    7.850    592   90.00
May 2008                    4         1,133,401.61         0.06          357      43.31    7.239    606   76.04
July 2008                   1            94,272.25         0.00          355      34.21    9.700    526   75.00
August 2008                 2           989,016.32         0.05          356      31.22    7.481    578   75.55
September 2008              6           815,898.99         0.04          357      35.52    8.430    619   84.40
October 2008               42        10,914,145.72         0.56          358      41.82    7.737    630   82.15
November 2008              43        12,858,743.97         0.65          359      41.67    7.288    639   77.23
December 2008              55        12,220,013.00         0.62          360      42.60    7.611    620   78.94
September 2010              2           404,945.94         0.02          357      48.51    7.168    620   76.67
October 2010               18         5,609,116.15         0.29          358      39.21    7.127    633   83.17
November 2010              16         4,060,712.62         0.21          359      41.95    7.462    649   78.21
December 2010              20         6,858,494.00         0.35          360      36.81    7.549    646   83.61
-----------------------------------------------------------------------------------------------------------------
TOTAL:                  7,592    $1,964,078,728.24       100.00%         359      42.60%   7.703%   618   79.86%
-----------------------------------------------------------------------------------------------------------------

         INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------
                                    PRINCIPAL                         REMAINING                            WTD
                      NUMBER OF      BALANCE         % OF PRINCIPAL    TERM TO                           AVERAGE
INITIAL PERIODIC       MORTGAGE     AS OF THE        BALANCE AS OF     MATURITY  DEBT-TO-  GROSS         COMBINED
CAP (%)                 LOANS      CUT-OFF DATE     THE CUT-OFF DATE   (MONTHS)   INCOME   COUPON  FICO    OLTV
-----------------------------------------------------------------------------------------------------------------
1.751 to 2.000          7,575    $1,959,917,032.61        99.79%         359      42.60%   7.701%   619   79.87%
2.751 to 3.000             17         4,161,695.63         0.21          356      41.46    8.245    572   76.43
-----------------------------------------------------------------------------------------------------------------
TOTAL:                  7,592    $1,964,078,728.24       100.00%         359      42.60%   7.703%   618   79.86%
-----------------------------------------------------------------------------------------------------------------

             PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL                        REMAINING                            WTD
                      NUMBER OF       BALANCE        % OF PRINCIPAL    TERM TO                           AVERAGE
PERIODIC               MORTGAGE      AS OF THE        BALANCE AS OF    MATURITY   DEBT-TO-  GROSS        COMBINED
CAP (%)                 LOANS      CUT-OFF DATE     THE CUT-OFF DATE   (MONTHS)   INCOME   COUPON  FICO    OLTV
-----------------------------------------------------------------------------------------------------------------
1.251 to 1.500          7,592    $1,964,078,728.24       100.00%         359      42.60%   7.703%   618   79.86%
-----------------------------------------------------------------------------------------------------------------
TOTAL:                  7,592    $1,964,078,728.24       100.00%         359      42.60%   7.703%   618   79.86%
-----------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                               COLLATERAL SUMMARY

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                              SUMMARY STATISTICS      RANGE (IF APPLICABLE)
                                              ------------------      ---------------------
NUMBER OF MORTGAGE LOANS                             4,064

AGGREGATE CURRENT PRINCIPAL BALANCE            $1,227,241,443.30

AVERAGE CURRENT PRINCIPAL BALANCE                 $301,978.70      $6,340.35 to $1,000,000.00
AGGREGATE ORIGINAL PRINCIPAL BALANCE           $1,228,540,095.00

AVERAGE ORIGINAL PRINCIPAL BALANCE                $302,298.25      $6,373.00 to $1,000,000.00
FULLY AMORTIZING MORTGAGE LOANS                     100.00%
                                                 $301,978,.70
1ST LIEN                                            94.10%

WEIGHTED AVG. GROSS COUPON                          7.619%              5.150% to 13.250%

WEIGHTED AVG. ORIGINAL TERM (MONTHS)                  359                   60 to 360
WEIGHTED AVG. REMAINING TERM (MONTHS)                 358                   58 to 360

WEIGHTED AVG. MARGIN(ARM LOANS ONLY)                5.678%               3.500% to 6.990

WEIGHTED AVG. MAXIMUM RATE (ARM LOANS ONLY)         13.475%            11.150% to 18.750%

WEIGHTED AVG. MINIMUM RATE (ARM LOANS ONLY)         7.474%              5.150% to 12.750%

WEIGHTED AVG. COMBINED ORIGINAL LTV                 82.21%              10.00% to 100.00%

WEIGHTED AVG. BORROWER FICO                           635                  500 to 816

GEOGRAPHIC DISTRIBUTION (TOP 5)               CA          39.67%
                                              NY          13.94%
                                              FL           9.32%
                                              NJ           6.46%
                                              MD           5.62%

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                                 COLLATERAL TYPE

-----------------------------------------------------------------------------------------------------------------------------
                             NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                               OF           BALANCE              BALANCE       TERM TO                                AVERAGE
                            MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
COLLATERAL TYPE               LOANS      CUT-OFF DATE      THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------------------
2 YR/6MO LIB                  1,251    $  436,487,141.86         35.57%          359       42.21%    7.814%    621    81.03%
2 YR/6MO LIB- 40 Year
Amortization                    618       258,660,962.07         21.08           359       44.89     7.737     624    81.29
2 YR/6MO LIB- 5YR IO          1,005       368,412,261.16         30.02           359       42.10     6.896     653    81.40
3 YR/6MO LIB                     28        10,513,001.47          0.86           358       39.58     7.892     615    79.33
3 YR/6MO LIB- 40 Year
Amortization                      9         3,772,568.31          0.31           360       48.88     7.715     646    83.38
3 YR/6MO LIB- 5YR IO             23         8,113,712.99          0.66           359       39.82     6.786     661    80.52
5 YR/6MO LIB                     16         6,530,144.35          0.53           359       39.46     7.023     646    84.53
5 YR/6MO LIB- 40 Year
Amortization                      7         3,447,004.24          0.28           360       35.78     7.547     655    83.45
FIXED RATE                    1,085       122,363,757.48          9.97           352       41.38     8.929     655    91.14
FIXED RATE- 40/30 Balloon        22         8,940,889.37          0.73           359       41.96     7.379     643    79.71
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,064    $1,227,241,443.30        100.00%          358       42.61%    7.619%    635    82.21%
-----------------------------------------------------------------------------------------------------------------------------

                        PRINCIPAL BALANCES AT ORIGINATION

-----------------------------------------------------------------------------------------------------------------------------
                             NUMBER        PRINCIPAL       % OF PRINCIPAL   REMAINING                                   WTD
RANGE OF                       OF           BALANCE             BALANCE      TERM TO                                  AVERAGE
PRINCIPAL BALANCES          MORTGAGE         AS OF               AS OF       MATURITY    DEBT-TO-    GROSS           COMBINED
AT ORIGINATION ($)            LOANS       ORIGINATION        ORIGINATION     (MONTHS)*    INCOME*   COUPON*   FICO*    OLTV*
-----------------------------------------------------------------------------------------------------------------------------
0.01 to 25,000.00                62    $      992,986.67          0.08%        162        37.65%    11.583%    618    96.21%
25,000.01 to 50,000.00          204         7,888,095.69          0.64         352        40.10     10.423     645    99.31
50,000.01 to 100,000.00         511        38,848,561.40          3.17         357        41.85      9.942     654    97.74
100,000.01 to 150,000.00        405        49,715,138.95          4.05         357        40.82      9.132     639    90.63
150,000.01 to 200,000.00        336        59,090,063.20          4.81         359        39.53      7.960     631    83.55
200,000.01 to 250,000.00        261        58,925,138.01          4.80         358        41.57      7.609     636    81.79
250,000.01 to 300,000.00        274        75,867,283.02          6.18         359        42.80      7.500     648    81.43
300,000.01 to 350,000.00        278        89,751,788.99          7.31         359        42.31      7.206     650    81.55
350,000.01 to 400,000.00        430       162,149,183.04         13.21         358        43.98      7.436     629    80.25
400,000.01 to 450,000.00        365       155,097,853.56         12.64         359        43.05      7.451     631    80.77
450,000.01 to 500,000.00        308       146,907,520.04         11.97         358        43.64      7.398     636    81.36
500,000.01 to 550,000.00        203       106,411,468.41          8.67         359        43.38      7.375     638    81.46
550,000.01 to 600,000.00        163        93,945,141.23          7.65         358        43.38      7.460     629    81.41
600,000.01 to 650,000.00         81        50,788,757.62          4.14         359        42.80      7.392     633    82.19
650,000.01 to 700,000.00         62        41,835,681.28          3.41         359        42.01      7.336     630    81.37
700,000.01 to 750,000.00        116        84,539,155.39          6.89         358        40.42      7.497     622    79.45
750,000.01 to 800,000.00          1           780,000.00          0.06         360        46.19      6.990     613    80.00
800,000.01 to 850,000.00          1           807,626.80          0.07         356        34.26      6.600     584    73.68
850,000.01 to 900,000.00          1           900,000.00          0.07         360        39.53      7.750     631    80.00
950,000.01 to 1,000,000.00        2         2,000,000.00          0.16         359        45.49      6.985     698    77.04
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,064    $1,227,241,443.30        100.00%        358        42.61%     7.619%    635    82.21%
-----------------------------------------------------------------------------------------------------------------------------

*    Based on the original balances of the Mortgage Loans.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                    PRINCIPAL BALANCE AS OF THE CUT-OFF DATE

-------------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL          % OF PRINCIPAL      REMAINING                                  WTD
RANGE OF PRINCIPAL         NUMBER OF     BALANCE               BALANCE          TERM TO                                 AVERAGE
BALANCES AS OF THE          MORTGAGE     AS OF THE              AS OF          MATURITY    DEBT-TO-    GROSS           COMBINED
CUT-OFF DATE ($)             LOANS     CUT-OFF DATE        THE CUT-OFF DATE    (MONTHS)     INCOME     COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------------------
0.01 to 25,000.00               63     $      999,803.49         0.08%           164        37.72%    11.549%    618    96.06%
25,000.01 to 50,000.00         204          7,888,095.69         0.64            352        40.10     10.423     645    99.31
50,000.01 to 100,000.00        511         38,848,561.40         3.17            357        41.85      9.942     654    97.74
100,000.01 to 150,000.00       405         49,715,138.95         4.05            357        40.82      9.132     639    90.63
150,000.01 to 200,000.00       336         59,090,063.20         4.81            359        39.53      7.960     631    83.55
200,000.01 to 250,000.00       261         58,925,138.01         4.80            358        41.57      7.609     636    81.79
250,000.01 to 300,000.00       275         76,167,183.69         6.21            359        42.81      7.498     648    81.43
300,000.01 to 350,000.00       277         89,451,888.32         7.29            359        42.30      7.207     650    81.55
350,000.01 to 400,000.00       431        162,549,023.25        13.25            358        43.97      7.435     629    80.27
400,000.01 to 450,000.00       364        154,698,013.35        12.61            359        43.05      7.452     631    80.75
450,000.01 to 500,000.00       308        146,907,520.04        11.97            358        43.64      7.398     636    81.36
500,000.01 to 550,000.00       203        106,411,468.41         8.67            359        43.38      7.375     638    81.46
550,000.01 to 600,000.00       163         93,945,141.23         7.65            358        43.38      7.460     629    81.41
600,000.01 to 650,000.00        81         50,788,757.62         4.14            359        42.80      7.392     633    82.19
650,000.01 to 700,000.00        63         42,534,252.72         3.47            359        41.95      7.333     630    81.35
700,000.01 to 750,000.00       114         83,833,767.13         6.83            358        40.44      7.499     622    79.44
750,000.01 to 800,000.00         1            780,000.00         0.06            360        46.19      6.990     613    80.00
800,000.01 to 850,000.00         1            807,626.80         0.07            356        34.26      6.600     584    73.68
850,000.01 to 900,000.00         1            900,000.00         0.07            360        39.53      7.750     631    80.00
950,000.01 to
   1,000,000.00                  2          2,000,000.00         0.16            359        45.49      6.985     698    77.04
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       4,064     $1,227,241,443.30       100.00%           358        42.61%     7.619%    635    82.21%
-------------------------------------------------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

---------------------------------------------------------------------------------------------------------------------
                                  PRINCIPAL        % OF PRINCIPAL    REMAINING                                  WTD
                  NUMBER OF        BALANCE             BALANCE        TERM TO                                 AVERAGE
RANGE OF MONTHS    MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS           COMBINED
REMAINING           LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON    FICO     OLTV
---------------------------------------------------------------------------------------------------------------------
1 - 60                  4     $       46,112.43          0.00%           59       33.36%    12.486%    592    94.31%
61 - 120               31            801,676.04          0.07           120       41.02     11.350     627    97.81
121 - 180              46          3,191,977.23          0.26           179       35.93      8.662     645    75.54
181 - 240               3            855,937.21          0.07           240       53.67      7.870     641    82.90
301 - 360           3,980      1,222,345,740.39         99.60           359       42.62      7.613     635    82.21
--------------------------------------------------------------------------------------------------------------------
TOTAL:              4,064     $1,227,241,443.30        100.00%          358       42.61%     7.619%    635    82.21%
--------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                                 MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL                          REMAINING                                 WTD
                     NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
RANGE OF CURRENT      MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------------
5.001 to 5.500            18         $7,049,732.53          0.57%          358       46.84%     5.402%   694    80.78%
5.501 to 6.000           127         54,795,095.82          4.46           359       42.50      5.895    681    79.75
6.001 to 6.500           304        123,897,464.42         10.10           359       42.34      6.334    664    80.20
6.501 to 7.000           568        227,085,943.44         18.50           358       42.03      6.823    644    80.91
7.001 to 7.500           571        212,717,233.70         17.33           358       42.78      7.304    637    81.76
7.501 to 8.000           714        261,903,299.47         21.34           359       42.74      7.789    626    81.53
8.001 to 8.500           416        141,528,668.40         11.53           359       42.89      8.282    621    82.43
8.501 to 9.000           332         87,445,536.97          7.13           359       42.82      8.767    607    82.91
9.001 to 9.500           217         34,358,066.55          2.80           357       41.52      9.266    612    86.78
9.501 to 10.000          224         27,924,167.48          2.28           358       42.74      9.855    621    89.78
10.001 to 10.500         184         17,159,438.17          1.40           357       44.03     10.288    632    92.20
10.501 to 11.000         149         14,142,136.71          1.15           354       41.84     10.817    605    91.24
11.001 to 11.500         143         10,942,066.18          0.89           354       43.99     11.308    613    98.61
11.501 to 12.000          43          3,535,428.15          0.29           348       44.37     11.759    586    88.29
12.001 to 12.500          43          2,433,572.98          0.20           322       45.82     12.232    573    81.35
12.501 to 13.000           7            253,807.03          0.02           293       42.76     12.740    572    80.82
13.001 to 13.500           4             69,785.30          0.01           128       39.31     13.175    590    92.04
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 4,064     $1,227,241,443.30        100.00%          358       42.61%     7.619%   635    82.21%
-----------------------------------------------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------------
                                    PRINCIPAL                          REMAINING                                 WTD
RANGE OF ORIGINAL   NUMBER OF        BALANCE         % OF PRINCIPAL    TERM TO                                 AVERAGE
LOAN-TO-VALUE        MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
RATIOS (%)            LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
----------------------------------------------------------------------------------------------------------------------
0.01 to 25.00             1     $      499,600.86          0.04%          358       46.93%    10.500%   520    10.00%
25.01 to 30.00            1            392,000.00          0.03           360       48.85      7.990    578    29.36
30.01 to 35.00            1            398,721.47          0.03           179       35.73      6.850    704    30.77
35.01 to 40.00            2          1,098,961.53          0.09           359       36.73      8.100    569    38.77
40.01 to 45.00            5          1,641,039.57          0.13           317       44.15      8.096    569    43.55
45.01 to 50.00            8          3,094,428.70          0.25           359       41.98      8.453    581    48.01
50.01 to 55.00           13          5,277,570.94          0.43           359       41.86      8.069    570    53.28
55.01 to 60.00           25         13,222,643.69          1.08           358       46.58      7.775    603    58.49
60.01 to 65.00           40         18,120,449.06          1.48           359       40.32      8.061    599    63.67
65.01 to 70.00           59         27,185,632.78          2.22           359       43.56      8.388    577    69.07
70.01 to 75.00          125         58,586,802.50          4.77           357       40.89      7.750    598    74.02
75.01 to 80.00        2,010        705,702,864.68         57.50           359       43.06      7.299    646    79.89
80.01 to 85.00          188         75,839,218.38          6.18           357       42.83      7.269    611    84.55
85.01 to 90.00          530        202,983,646.58         16.54           359       41.46      7.609    622    89.72
90.01 to 95.00          145         27,229,734.46          2.22           353       41.58      8.299    643    94.57
95.01 to 100.00         911         85,968,128.10          7.00           356       42.52      9.820    661    99.95
----------------------------------------------------------------------------------------------------------------------
TOTAL:                4,064     $1,227,241,443.30        100.00%          358       42.61%     7.619%   635    82.21%
----------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                            FICO SCORE AT ORIGINATION

-------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                         REMAINING                                 WTD
                       NUMBER OF         BALANCE        % OF PRINCIPAL     TERM TO                                AVERAGE
                        MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
RANGE OF FICO SCORES     LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------------
500 to 519                  64     $   28,603,109.54          2.33%          359       43.79%    9.139%    510    73.83%
520 to 539                  87         36,029,376.48          2.94           359       44.42     8.620     530    74.76
540 to 559                 137         49,704,154.16          4.05           358       42.72     8.249     550    79.37
560 to 579                 196         69,177,605.25          5.64           358       43.51     8.048     570    80.34
580 to 599                 479        132,473,380.42         10.79           358       42.08     7.710     589    83.21
600 to 619                 459        136,743,044.08         11.14           359       43.08     7.511     609    83.34
620 to 639                 760        224,786,761.91         18.32           358       42.30     7.589     629    82.64
640 to 659                 565        161,569,427.67         13.17           359       42.78     7.525     648    82.86
660 to 679                 424        128,767,246.02         10.49           358       42.28     7.440     669    82.51
680 to 699                 330         96,001,346.85          7.82           358       41.62     7.308     688    83.42
700 to 719                 236         66,708,953.49          5.44           357       42.03     7.277     709    82.87
720 to 739                 156         43,840,994.76          3.57           359       44.29     7.286     728    83.87
740 to 759                  99         30,958,948.93          2.52           359       43.29     7.234     749    82.95
760 to 779                  50         15,306,161.91          1.25           359       41.27     6.968     768    81.77
780 to 799                  15          5,177,197.98          0.42           359       41.64     6.908     789    81.28
800 to 819                   7          1,393,733.85          0.11           359       31.78     7.414     806    83.01
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   4,064     $1,227,241,443.30        100.00%          358       42.61%    7.619%    635    82.21%
-------------------------------------------------------------------------------------------------------------------------

                              DEBT-TO-INCOME RATIO

-------------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL                          REMAINING                                 WTD
RANGE OF         NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
DEBT-TO-INCOME    MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
RATIOS (%)         LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------
0.01 - 20.00         116        $35,563,340.48          2.90%          359       14.27%    7.457%    625    84.44%
20.01 - 25.00         92         24,771,602.15          2.02           358       22.62     7.671     632    82.82
25.01 - 30.00        176         44,129,771.02          3.60           358       27.61     7.738     630    82.96
30.01 - 35.00        304         79,011,209.88          6.44           355       32.70     7.603     641    81.57
35.01 - 40.00        563        163,039,953.98         13.29           358       37.80     7.612     638    81.40
40.01 - 45.00        924        277,625,850.32         22.62           359       42.62     7.616     639    82.29
45.01 - 50.00      1,640        494,327,924.78         40.28           359       47.90     7.559     641    82.76
50.01 - 55.00        245        107,411,365.93          8.75           358       52.75     7.908     595    79.85
55.01 >=               4          1,360,424.76          0.11           359       59.21     8.284     618    87.89
-------------------------------------------------------------------------------------------------------------------
TOTAL:             4,064     $1,227,241,443.30        100.00%          358       42.61%    7.619%    635    82.21%
-------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                             GEOGRAPHIC DISTRIBUTION

--------------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL                           REMAINING                                 WTD
                 NUMBER OF        BALANCE           % OF PRINCIPAL    TERM TO                                AVERAGE
                  MORTGAGE       AS OF THE          BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
STATE              LOANS        CUT-OFF DATE      THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
--------------------------------------------------------------------------------------------------------------------
Arizona               64     $   17,327,461.24           1.41%           358      42.77%    7.877%    623    82.88%
Arkansas               5            374,169.12           0.03            352      37.59     8.846     624    83.95
California         1,292        462,314,151.16          37.67            359      43.38     7.410     639    81.81
Colorado              45          9,936,361.81           0.81            359      40.48     7.438     634    82.81
Connecticut           39         11,512,142.02           0.94            359      38.73     7.640     620    79.86
Delaware               2            302,000.00           0.02            360      44.08     8.925     701    84.00
Florida              503        114,373,892.27           9.32            359      41.01     7.899     627    82.69
Georgia              158         28,518,428.49           2.32            358      39.10     7.810     631    83.51
Hawaii                50         19,044,222.80           1.55            357      39.29     7.309     653    80.58
Idaho                 16          2,755,038.18           0.22            358      34.41     7.389     634    80.15
Illinois             160         42,294,185.89           3.45            359      41.84     7.830     634    83.01
Indiana                7          1,401,112.62           0.11            359      43.66     8.062     627    84.02
Iowa                   2          1,026,850.00           0.08            357      28.65     7.043     667    92.66
Kansas                 2            587,427.84           0.05            359      50.57     8.162     617    90.87
Kentucky               1            170,580.00           0.01            360      39.19     6.800     611    80.00
Maine                  3          1,077,092.79           0.09            358      33.80     7.042     634    86.48
Maryland             217         68,926,026.03           5.62            356      43.80     7.643     627    82.87
Massachusetts        135         42,004,499.46           3.42            357      42.06     7.806     626    81.05
Michigan              48         10,556,029.54           0.86            358      41.28     8.068     613    82.21
Minnesota             38          8,323,317.14           0.68            359      40.59     7.785     658    83.82
Missouri              11          2,714,264.51           0.22            350      41.09     8.144     624    82.65
Nevada                72         16,893,855.59           1.38            359      44.23     7.649     640    82.75
New Hampshire          2          1,140,706.82           0.09            359      48.79     8.275     560    79.51
New Jersey           250         79,340,443.20           6.46            359      42.38     7.890     627    82.11
New Mexico            10          3,394,784.16           0.28            359      32.52     7.126     643    82.96
New York             484        171,061,414.07          13.94            358      43.51     7.556     646    82.34
North Carolina        46          6,837,566.59           0.56            358      40.89     8.004     604    81.24
Ohio                  13          1,401,370.76           0.11            356      39.93     8.323     622    85.96
Oklahoma               1             63,929.67           0.01            358      46.36     8.990     629    80.00
Oregon                19          3,995,189.42           0.33            359      40.68     7.713     637    81.94
Pennsylvania          35          6,184,386.26           0.50            358      38.76     8.008     611    85.04
Rhode Island          14          2,474,443.51           0.20            359      41.05     8.580     648    78.90
South Carolina        17          2,664,144.53           0.22            358      38.84     7.674     621    83.11
Tennessee             20          2,491,532.19           0.20            359      42.50     8.450     612    85.06
Texas                 60         10,103,046.71           0.82            358      39.35     8.046     612    82.71
Utah                  11          3,202,982.87           0.26            359      45.50     7.739     637    85.08
Washington            27          8,254,773.35           0.67            358      40.31     7.436     633    83.11
Virginia             147         51,080,952.15           4.16            357      43.66     7.823     633    82.34
West Virginia          3            443,714.50           0.04            358      36.72     8.720     552    81.03
Wisconsin             10          2,519,579.29           0.21            359      43.71     8.059     656    75.20
Wyoming                3            251,809.89           0.02            350      39.16     7.395     618    87.54
Washington DC         22          7,901,564.86           0.64            356      44.26     7.569     637    84.18
--------------------------------------------------------------------------------------------------------------------
TOTAL:             4,064     $1,227,241,443.30         100.00%           358      42.61%    7.619%    635    82.21%
--------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                                OCCUPANCY STATUS

-----------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL                         REMAINING                                 WTD
                     NUMBER OF         BALANCE        % OF PRINCIPAL     TERM TO                                AVERAGE
OCCUPANCY             MORTGAGE        AS OF THE        BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
STATUS                 LOANS        CUT-OFF DATE     THE CUT-OFF DATE   (MONTHS)     INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------------
Owner Occupied         3,979     $1,189,120,765.35         96.89%          358       42.66%    7.612%    635    82.15%
Non-Owner Occupied        61         25,981,223.98          2.12           358       40.26     7.961     637    85.15
2nd Home                  24         12,139,453.97          0.99           359       42.11     7.555     613    80.90
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 4,064     $1,227,241,443.30        100.00%          358       42.61%    7.619%    635    82.21%
-----------------------------------------------------------------------------------------------------------------------

                               DOCUMENTATION TYPE

-----------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL                         REMAINING                                 WTD
                     NUMBER OF         BALANCE        % OF PRINCIPAL     TERM TO                                AVERAGE
                      MORTGAGE        AS OF THE        BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
DOCUMENTATION TYPE     LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------------
Full                   2,162     $  624,341,812.87         50.87%          358       41.52%    7.261%    630    83.73%
Stated                 1,853        583,318,517.88         47.53           359       43.90     7.994     642    80.42
Easy                      49         19,581,112.55          1.60           358       38.55     7.849     600    86.54
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                 4,064     $1,227,241,443.30        100.00%          358       42.61%    7.619%    635    82.21%
-----------------------------------------------------------------------------------------------------------------------

                                  LOAN PURPOSE

---------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL                          REMAINING                                  WTD
                        NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                 AVERAGE
                         MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS           COMBINED
PURPOSE                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON    FICO     OLTV
---------------------------------------------------------------------------------------------------------------------------
Purchase                  3,101     $  787,255,463.95          64.15%         358       42.46%    7.634%     649    83.41%
Refinance - Cashout         952        435,026,178.84           35.45         358       42.90     7.594      611    80.08
Refinance - Rate/Term        11          4,959,800.51            0.40         358       40.31     7.330      608    77.94
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,064     $1,227,241,443.30         100.00%         358       42.61%    7.619%     635    82.21%
---------------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                                  PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------
                                                % OF PRINCIPAL   REMAINING                                 WTD
                NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
                 MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
PROPERTY TYPE     LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
----------------------------------------------------------------------------------------------------------------
Single Family     3,365     $1,017,564,922.04        82.91%         358       42.56%    7.621%    632    81.95%
Multi Family        413        138,705,399.18        11.30          359       43.47     7.587     654    83.89
Condo               286         70,971,122.08         5.78          358       41.57     7.652     647    82.64
----------------------------------------------------------------------------------------------------------------
TOTAL:            4,064     $1,227,241,443.30       100.00%         358       42.61%    7.619%    635    82.21%
----------------------------------------------------------------------------------------------------------------

                             PREPAYMENT CHARGE TERM

------------------------------------------------------------------------------------------------------------------------
                                                        % OF PRINCIPAL   REMAINING                                 WTD
PREPAYMENT CHARGE       NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
TERM AT ORIGINATION      MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
(MONTHS)                  LOANS        CUT-OFF DATE           DATE        (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty     1,637     $  483,252,430.92        39.38%         358       42.94%    7.819%    637    82.38%
12                          263         95,252,884.58         7.76          357       42.06     7.834     637    82.72
24                        1,881        557,112,164.30        45.40          359       42.52     7.485     632    82.02
30                            2            403,146.00         0.03          360       46.46     7.910     622    85.99
36                          281         91,220,817.50         7.43          357       41.91     7.147     643    81.86
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,064     $1,227,241,443.30       100.00%         358       42.61%    7.619%    635    82.21%
------------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                        % OF PRINCIPAL   REMAINING                                 WTD
                        NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
RANGE OF MAXIMUM         MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)        LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------------------------------------------------------------------------------------------------------------
11.001 to 11.500             18     $    7,049,732.53         0.64%         358       46.84%     5.402%   694    80.78%
11.501 to 12.000            113         48,355,666.31         4.41          359       42.52      5.885    682    80.31
12.001 to 12.500            279        112,260,171.95        10.24          359       43.06      6.340    663    80.61
12.501 to 13.000            528        210,069,305.40        19.17          359       42.24      6.825    644    81.00
13.001 to 13.500            554        205,977,121.88        18.79          359       42.85      7.301    637    81.79
13.501 to 14.000            686        251,951,603.28        22.99          359       42.77      7.790    626    81.57
14.001 to 14.500            398        138,300,368.27        12.62          359       42.96      8.277    620    82.33
14.501 to 15.000            248         78,760,765.32         7.19          359       42.75      8.753    601    81.70
15.001 to 15.500             77         22,912,568.74         2.09          359       41.90      9.259    576    81.43
15.501 to 16.000             31         10,623,612.63         0.97          359       40.96      9.766    536    75.30
16.001 to 16.500              8          3,137,957.71         0.29          359       46.57     10.356    537    58.50
16.501 to 17.000              9          3,455,704.51         0.32          359       41.90     10.888    537    65.39
17.001 to 17.500              1            468,701.50         0.04          359       54.87     11.375    562    75.00
17.501 to 18.000              3          1,242,428.14         0.11          359       50.58     11.764    528    68.44
18.001 to 18.500              3          1,242,781.34         0.11          359       51.00     12.221    536    66.43
18.501 to 19.000              1            128,306.94         0.01          359       45.45     12.750    531    65.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,957     $1,095,936,796.45       100.00%         359       42.75%     7.474%   633    81.23%
------------------------------------------------------------------------------------------------------------------------

          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                        % OF PRINCIPAL   REMAINING                                 WTD
                        NUMBER OF   PRINCIPAL BALANCE     BALANCE AS      TERM TO                                AVERAGE
RANGE OF MINIMUM         MORTGAGE       AS OF THE       OF THE CUT-OFF    MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)        LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------------------------------------------------------------------------------------------------------------
5.001 to 5.500               18     $    7,049,732.53         0.64%         358       46.84%     5.402%   694     80.78%
5.501 to 6.000              113         48,095,666.31         4.39          359       42.72      5.882    682     80.31
6.001 to 6.500              280        112,832,171.95        10.30          359       42.98      6.339    663     80.60
6.501 to 7.000              528        210,042,055.40        19.17          359       42.23      6.826    644     81.01
7.001 to 7.500              554        206,086,571.89        18.80          359       42.86      7.302    637     81.80
7.501 to 8.000              686        251,951,603.28        22.99          359       42.77      7.790    626     81.57
8.001 to 8.500              397        137,906,168.26        12.58          359       42.96      8.280    620     82.30
8.501 to 9.000              248         78,760,765.32         7.19          359       42.75      8.753    601     81.70
9.001 to 9.500               77         22,912,568.74         2.09          359       41.90      9.259    576     81.43
9.501 to 10.000              31         10,623,612.63         0.97          359       40.96      9.766    536     75.30
10.001 to 10.500              8          3,137,957.71         0.29          359       46.57     10.356    537     58.50
10.501 to 11.000              9          3,455,704.51         0.32          359       41.90     10.888    537     65.39
11.001 to 11.500              1            468,701.50         0.04          359       54.87     11.375    562     75.00
11.501 to 12.000              3          1,242,428.14         0.11          359       50.58     11.764    528     68.44
12.001 to 12.500              3          1,242,781.34         0.11          359       51.00     12.221    536     66.43
12.501 to 13.000              1            128,306.94         0.01          359       45.45     12.750    531     65.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,957     $1,095,936,796.45       100.00%         359       42.75%     7.474%   633     81.23%
------------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

               GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL                          REMAINING                                 WTD
                 NUMBER OF        BALANCE         % OF PRINCIPAL     TERM TO                                AVERAGE
RANGE OF GROSS    MORTGAGE       AS OF THE         BALANCE AS OF     MATURITY   DEBT-TO-    GROSS          COMBINED
MARGINS (%)        LOANS        CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------
3.251 to 3.500         1     $      504,000.00          0.05%          360       49.97%    5.600%    686    80.00%
3.501 to 3.750        16          6,060,250.53          0.55           359       45.97     5.504     696    81.25
3.751 to 4.000        27         10,524,188.12          0.96           359       43.18     5.722     689    80.44
4.001 to 4.250        78         33,511,132.71          3.06           359       42.36     5.966     688    80.03
4.251 to 4.500       109         42,325,634.30          3.86           359       43.14     6.234     668    80.46
4.501 to 4.750       176         69,350,540.02          6.33           359       43.56     6.488     660    80.14
4.751 to 5.000       218         88,101,592.87          8.04           359       41.95     6.727     647    81.24
5.001 to 5.250       290        113,958,830.78         10.40           359       41.78     6.892     643    81.40
5.251 to 5.500       271        100,980,961.98          9.21           359       43.47     7.189     641    82.07
5.501 to 5.750       311        113,603,489.00         10.37           359       43.08     7.406     634    81.96
5.751 to 6.000       330        125,953,251.07         11.49           359       43.05     7.637     634    80.96
6.001 to 6.250       316        116,046,357.48         10.59           359       42.25     7.893     626    81.37
6.251 to 6.500       225         77,041,171.43          7.03           359       42.88     8.121     624    83.53
6.501 to 6.750       210         71,629,704.32          6.54           359       42.51     8.336     606    81.02
6.751 to 7.000       379        126,345,691.84         11.53           359       42.82     8.987     584    79.84
-------------------------------------------------------------------------------------------------------------------
TOTAL:             2,957     $1,095,936,796.45        100.00%          359       42.75%    7.474%    633    81.23%
-------------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

         NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL       % OF PRINCIPAL   REMAINING                                 WTD
NEXT RATE        NUMBER OF        BALANCE         BALANCE AS OF    TERM TO                                AVERAGE
ADJUSTMENT        MORTGAGE       AS OF THE         THE CUT-OFF     MATURITY   DEBT-TO-    GROSS          COMBINED
DATE               LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------------------------------------------------------------------------------------------------------
June 2007              1     $      537,690.22         0.05%         354       48.98%    8.650%    759    100.00%
July 2007             10          6,237,980.09         0.57          355       44.33     6.970     584     79.28
August 2007           30         13,432,965.63         1.23          356       42.06     7.149     615     82.90
September 2007        56         21,511,937.70         1.96          357       43.21     7.205     624     82.52
October 2007         935        342,201,196.64        31.22          358       42.23     7.356     623     80.94
November 2007        882        343,099,350.48        31.31          359       43.51     7.487     638     81.33
December 2007        957        335,351,311.70        30.60          360       42.69     7.633     639     81.27
March 2008             2            635,932.63         0.06          358       42.84     6.079     706     71.20
May 2008               1            552,000.00         0.05          359       47.30     6.600     637     80.00
August 2008            2            989,016.32         0.09          356       31.22     7.481     578     75.55
September 2008         2            328,721.85         0.03          357       32.88     8.715     670     86.15
October 2008          16          6,466,494.48         0.59          358       40.40     7.821     637     82.70
November 2008         17          7,766,522.12         0.71          359       40.90     7.045     651     78.83
December 2008         23          6,848,528.00         0.62          360       44.24     7.532     629     80.57
October 2010           8          3,352,463.12         0.31          358       38.53     6.816     639     84.59
November 2010          4          1,956,651.47         0.18          359       41.93     7.623     656     82.99
December 2010         11          4,668,034.00         0.43          360       36.38     7.306     653     84.33
-----------------------------------------------------------------------------------------------------------------
TOTAL:             2,957     $1,095,936,796.45       100.00%         359       42.75%    7.474%    633     81.23%
-----------------------------------------------------------------------------------------------------------------

         INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------
                                   PRINCIPAL       % OF PRINCIPAL   REMAINING                                 WTD
                   NUMBER OF        BALANCE         BALANCE AS OF    TERM TO                                AVERAGE
INITIAL PERIODIC    MORTGAGE       AS OF THE         THE CUT-OFF     MATURITY   DEBT-TO-    GROSS          COMBINED
CAP (%)              LOANS        CUT-OFF DATE           DATE        (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------------------------------------------------------------------------------------------------------
1.751 to 2.000       2,955     $1,095,230,596.44        99.94%         359       42.75%    7.475%    633    81.23%
2.751 to 3.000           2            706,200.01         0.06          359       43.52     6.676     675    85.58
-------------------------------------------------------------------------------------------------------------------
TOTAL:               2,957     $1,095,936,796.45       100.00%         359       42.75%    7.474%    633    81.23%
-------------------------------------------------------------------------------------------------------------------

             PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL       % OF PRINCIPAL   REMAINING                                 WTD
                 NUMBER OF        BALANCE         BALANCE AS OF     TERM TO                               AVERAGE
PERIODIC          MORTGAGE       AS OF THE         THE CUT-OFF     MATURITY   DEBT-TO-    GROSS          COMBINED
CAP (%)            LOANS        CUT-OFF DATE          DATE         (MONTHS)    INCOME    COUPON   FICO      OLTV
-----------------------------------------------------------------------------------------------------------------
1.251 to 1.500     2,957     $1,095,936,796.45       100.00%         359       42.75%    7.474%    633    81.23%
-----------------------------------------------------------------------------------------------------------------
TOTAL:             2,957     $1,095,936,796.45       100.00%         359       42.75%    7.474%    633    81.23%
-----------------------------------------------------------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FHLT SERIES 2005-E TRUST                        (FREMONT INVESTMENT & LOAN LOGO)
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

CSFB CONTACTS

--------------------------------------------------------------
                            NAME               PHONE EXTENSION
--------------------------------------------------------------
ASSET FINANCE:
   Banking                  Boris Grinberg      (212) 325-4375
                            Elton Wells         (212) 325-5023
                            Sean Walker         (212) 325-4310
                            Ryan T. Stroker     (212) 325-0391
   Collateral               Kashif Gilani       (212) 325-8697
   Structuring              Carrina Chan        (212) 325-2384
                            Pooja Pathak        (212) 325-0616

ASSET BACKED SYNDICATION:   Tricia Hazelwood    (212) 325-8549
                            Melissa Simmons     (212) 325-8549
                            Jim Drvostep        (212) 325-8549
--------------------------------------------------------------

RATING AGENCY CONTACTS

--------------------------------------------------------------
                            NAME               PHONE EXTENSION
--------------------------------------------------------------
MOODY'S:                    Todd Swanson        (415) 274-1714
STANDARD & POOR'S:          Kyle Beauchamp      (212) 438-2505
FITCH:                      Rachel Brach        (212) 908-0224
                            Dai Nguyen          (212) 908-0739
--------------------------------------------------------------

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                     REVISED

================================================================================

                        (FREMONT INVESTMENT & LOAN LOGO)

                                  $728,502,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                         FREMONT HOME LOAN TRUST 2005-E
                   MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                             WELLS FARGO BANK, N.A.
                    (MASTER SERVICER AND TRUST ADMINISTRATOR)

                                DECEMBER 5, 2005

                          CREDIT SUISSE | FIRST BOSTON

================================================================================

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC. The Information contained herein is preliminary, may be based on preliminary assumptions about the pool assets and the structure, and is subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This Information, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar information relating to these securities.

This Information may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                         FREMONT HOME LOAN TRUST 2005-E

                                  $728,502,000
                      (APPROXIMATE OFFERED CERTIFICATES)(3)

        CERTIFICATE                                 PRINCIPAL PAYMENT
         PRINCIPAL                     WAL                WINDOW                 INTEREST      LEGAL FINAL       EXPECTED RATINGS
CLASS   BALANCE($)(3)   COUPON   (CALL(4)/MAT(5))    (CALL(4)/MAT(5))   C/E(6)     TYPE         MATURITY       (S&P/MOODY'S/FITCH)
-----   -------------   ------   ----------------   -----------------   ------   --------   ----------------   -------------------
                                                       OFFERED CERTIFICATES

1-A-1    728,502,000    (1)(2)      2.46 / 2.61      1 - 78 / 1 - 168   24.80%   Floating   January 25, 2036       AAA/Aaa/AAA

                                                    NOT OFFERED CERTIFICATES

2-A-1    332,658,000    (1)(2)          N/A                N/A          24.80%   Floating   January 25, 2036       AAA/Aaa/AAA
2-A-2    238,866,000    (1)(2)          N/A                N/A          24.80%   Floating   January 25, 2036       AAA/Aaa/AAA
2-A-3    238,639,000    (1)(2)          N/A                N/A          24.80%   Floating   January 25, 2036       AAA/Aaa/AAA
2-A-4    112,722,000    (1)(2)          N/A                N/A          24.80%   Floating   January 25, 2036       AAA/Aaa/AAA
M1        86,742,000    (1)(2)          N/A                N/A          20.85%   Floating   January 25, 2036       AA+/Aa1/AA+
M2        80,154,000    (1)(2)          N/A                N/A          17.20%   Floating   January 25, 2036        AA/Aa2/AA
M3        53,802,000    (1)(2)          N/A                N/A          14.75%   Floating   January 25, 2036        AA/Aa3/AA-
M4        38,430,000    (1)(2)          N/A                N/A          13.00%   Floating   January 25, 2036        AA-/A1/A+
M5        38,430,000    (1)(2)          N/A                N/A          11.25%   Floating   January 25, 2036         A+/A2/A
M6        34,038,000    (1)(2)          N/A                N/A           9.70%   Floating   January 25, 2036         A+/A3/A-
M7        34,038,000    (1)(2)          N/A                N/A           8.15%   Floating   January 25, 2036       A/Baa1/BBB+
M8        25,254,000    (1)(2)          N/A                N/A           7.00%   Floating   January 25, 2036       A-/Baa2/BBB+
M9        27,450,000    (1)(2)          N/A                N/A           5.75%   Floating   January 25, 2036      BBB+/Baa3/BBB
B1        25,254,000    (1)(2)          N/A                N/A           4.60%   Floating   January 25, 2036      BBB/Ba1/BBB-
B2        23,058,000    (1)(2)          N/A                N/A           3.55%   Floating   January 25, 2036      BBB-/Ba2/BB+

(1) One-month LIBOR plus the related margin, subject to a cap as described herein.

(2) The margins on the Senior Certificates (defined herein) will increase to 2x the related initial margins and the margins on the Subordinate Certificates (defined herein) will increase to 1.5x the related initial margins after the Optional Termination Date (defined herein).

(3) The certificate principal balance of each class of Certificates is subject to a 10% variance.

(4)  To 10% Optional Termination at the pricing prepayment speed.

(5)  To maturity at the pricing prepayment speed.

(6)  Credit Enhancement ("C/E") includes upfront overcollateralization.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

SUMMARY OF TERMS

Issuer:                            Fremont Home Loan Trust 2005-E

Depositor:                         Fremont Mortgage Securities Corporation

Trustee:                           HSBC Bank USA, National Association

Master Servicer and Trust          Wells Fargo Bank, N.A.
Administrator:

Originator, Seller and Servicer:   Fremont Investment & Loan

Yield Maintenance Agreement        TBD
Counterparty:

Lead Underwriter:                  Credit Suisse First Boston LLC

Co-Managers:                       Barclays Capital Inc., Deutsche Bank
                                   Securities, Inc., Greenwich Capital Markets,
                                   Inc. and UBS Securities LLC

Distribution Date:                 25th day of each month, or if the 25th day is
                                   not a business day, the next succeeding
                                   business day. The first Distribution Date is
                                   January 25, 2006.

Cut-off Date:                      December 1, 2005

Pricing Date:                      Week of December 5, 2005

Closing Date:                      On or about December 20, 2005

Delay Days:                        0 day delay with respect to each class of
                                   Certificates

Day Count:                         Actual/360 with respect to each class of
                                   Certificates

Collection Period:                 2nd day of prior calendar month through and
                                   including the 1st day of the month of the
                                   related Distribution Date.

Senior Certificates:               Class 1-A-1 (the "Group 1 Senior
                                   Certificates") and the Class 2-A-1, Class
                                   2-A-2, Class 2-A-3 and Class 2-A-4
                                   Certificates (collectively, the "Group 2
                                   Senior Certificates")

Subordinate Certificates:          Class M1, Class M2, Class M3, Class M4, Class
                                   M5, Class M6, Class M7, Class M8, Class M9,
                                   Class B1 and Class B2

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

SUMMARY OF TERMS (CONTINUED)

Offered Certificates:              Class 1-A-1 Certificates

Non-Offered Certificates:          Senior Certificates (other than the Class
                                   1-A-1 Certificates), Subordinate
                                   Certificates, Class C Certificates, Class P
                                   Certificates, Class R Certificates and Class
                                   RX Certificates

Certificates:                      Senior Certificates and Subordinate
                                   Certificates

Prepayment Period:                 With respect to prepayments in full, the
                                   period from and including the 16th day of the
                                   month preceding the month in which such
                                   Distribution Date occurs (or in the case of
                                   the first Distribution Date, the period
                                   beginning on the Cut-off Date) to and
                                   including the 15th day of the month in which
                                   that Distribution Date occurs.

Servicing Fee:                     The servicing fee is equal to a per annum
                                   rate of 0.50% of the mortgage loan principal
                                   balance, payable monthly.

Clearing/Registration:             Book-entry through DTC, Euroclear, and
                                   Clearstream.

Denomination:                      $100,000 minimum and increments of $1 in
                                   excess thereof

Optional Termination:              The transaction may be called by the
                                   Servicer, on any Distribution Date, on which
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day on the
                                   second preceding due period is equal to or
                                   less than 10% of the aggregate principal
                                   balance of the Mortgage Loans as of the
                                   Cut-off Date (the "Optional Termination
                                   Date"). If the optional termination is not
                                   exercised on the first Distribution Date on
                                   which it is able to be exercised, beginning
                                   with the next succeeding Distribution Date,
                                   the margins on the Senior Certificates will
                                   increase to 2x their respective initial
                                   margins and the margins on the Subordinate
                                   Certificates will increase to 1.5x their
                                   respective initial margins.

SMMEA Eligibility:                 The Certificates are not expected to be SMMEA
                                   eligible.

ERISA Eligibility:                 The Offered Certificates are expected to be
                                   ERISA eligible.

Tax Status:                        It is anticipated that the Certificates will
                                   represent, in part, ownership of REMIC
                                   regular interests for tax purposes.

Pricing Prepayment Speed:          Fixed Rate Mortgage Loans: 115% PPC; 100% of
                                   the prepayment assumption assumes 4% CPR for
                                   the first month and increasing approximately
                                   1.45% (16%/11) CPR for each of the next 11
                                   months to 20% CPR in month 12 and remains
                                   constant at 20% CPR thereafter.

                                   Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately
                                   1.35% (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and remains at 35% CPR thereafter.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

Mortgage Loans:                    The pool is comprised of closed-end,
                                   fixed-rate and adjustable-rate, first and
                                   second lien mortgage loans. As of the Cut-off
                                   Date, the aggregate scheduled principal
                                   balance of the mortgage loans totaled
                                   approximately $2,195,993,896 (the "Mortgage
                                   Loans"), of which: (i) approximately
                                   $968,752,453 are fixed-rate and
                                   adjustable-rate mortgage loans with principal
                                   balances that conform to principal balance
                                   limits of Fannie Mae and Freddie Mac at
                                   origination (the "Group 1 Mortgage Loans")
                                   and (ii) approximately $1,227,241,443 are
                                   fixed-rate and adjustable-rate mortgage loans
                                   with principal balances that may or may not
                                   conform to principal balance limits of Fannie
                                   Mae and Freddie Mac at origination (the
                                   "Group 2 Mortgage Loans").

                                   The Group 1 Senior Certificates are primary backed by the Group 1 Mortgage Loans. The
                                   Group 2 Senior Certificates are primarily backed by the Group 2 Mortgage Loans. The
                                   Subordinate Certificates are backed by the Group 1 Mortgage Loans and the Group 2
                                   Mortgage Loans. Under certain conditions referred to under "Principal Payment
                                   Priority," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

UNPAID INTEREST AMOUNT

"Unpaid Interest Amount" for each class of Senior and Subordinate Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which
(x) the sum of (A) Current Interest for such class for the immediately preceding Distribution Date and (B) any Unpaid Interest Amount from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

"Current Interest" for any class of Senior and Subordinate Certificates and any Distribution Date will be the aggregate amount of interest accrued at the Pass-Through Rate during the related Accrual Period on the certificate principal balance of that class of Certificates.

PASS-THROUGH RATES

The "Pass-Through Rate" for any Distribution Date and class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the applicable Net WAC Rate.

The "Formula Rate" for any Distribution Date and class of Certificates will be equal to the lesser of (i) the Base Rate for such class of Certificates and (ii) the applicable Maximum Cap Rate.

The "Base Rate" for the Certificates is equal to One-month LIBOR plus the related margin.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

The "Adjusted Net Mortgage Rate" for any Mortgage Loan will be equal to the applicable mortgage rate for such Mortgage Loan minus the sum of (i) the Master Servicing Fee Rate, (ii) the Servicing Fee Rate and (iii) the Trustee Fee Rate.

The "Adjusted Net Maximum Mortgage Rate" for any Mortgage Loan will be equal to the maximum loan rate (or the mortgage rate in the case of any fixed-rate Mortgage Loan) minus the sum of (i) the Master Servicing Fee Rate, (ii) the Servicing Fee Rate and (iii) the Trustee Fee Rate.

The "Net WAC Rate" for any Distribution Date and:

(i) the Group 1 Senior Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 1 Mortgage Loans;

(ii) the Group 2 Senior Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 2 Mortgage Loans; and

(iii) the Subordinate Certificates, will be a per annum rate equal to the weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each loan group the current aggregate certificate principal balance of the related Senior Certificates) of the Net WAC Rate for the Group 1 Senior Certificates and the Net WAC Rate for the Group 2 Senior Certificates.

The "Maximum Cap Rate" for any Distribution Date and:

(i) the Group 1 Senior Certificates, will be equal to a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 1 Mortgage Loans divided by the outstanding principal balance of the Group 1 Mortgage Loans, multiplied by 12;

(ii) the Group 2 Senior Certificates will be equal to a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest Accrual Period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 2 Mortgage Loans divided by the outstanding principal balance of the Group 2 Mortgage Loans, multiplied by 12; and

(iii) the Subordinate Certificates will be a per annum rate equal to the weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each loan group the current aggregate certificate principal balance of the related Senior Certificates) of the Maximum Cap Rate for the Group 1 Senior Certificates and the Maximum Cap Rate for the Group 2 Senior Certificates.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

BASIS RISK SHORTFALL

With respect to each Distribution Date, to the extent that (a) the amount of interest accrued on a class of Certificates, as calculated without regard to the applicable Net WAC Rate, exceeds (b) the amount actually paid based on the applicable Net WAC Rate (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of such Basis Risk Shortfall and any Unpaid Basis Risk Shortfall, before the Class C and Class R Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such class for all previous Distribution Dates, less all payments made with respect to such class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date, together with interest thereon at the applicable interest rate.

YIELD MAINTENANCE AGREEMENTS

On or prior to the Closing Date, the Trustee will enter into three yield maintenance agreements (the Group 1 Senior Yield Maintenance Agreement for the benefit of the Group 1 Senior Certificates, the Group 2 Senior Yield Maintenance Agreement for the benefit of the Group 2 Senior Certificates and the Subordinate Yield Maintenance Agreement for the benefit of the Subordinate Certificates) with the Yield Maintenance Agreement Counterparty. The Yield Maintenance Agreement Counterparty will be obligated to make monthly payments to the Trustee on behalf of the trust when One-month LIBOR (subject to the ceiling rate set for in the related Yield Maintenance Agreement) exceeds the strike rate set forth in the related Yield Maintenance Agreement. The Group 1 Senior Yield Maintenance Agreement and Group 2 Senior Yield Maintenance Agreement will terminate after the Distribution Date in November 2008 and the Subordinate Yield Maintenance Agreement will terminate after the Distribution Date in May 2008 (see attached schedule). Payments received from each yield maintenance agreement will be deposited into the Net WAC Rate Carryover Reserve Account.

NET WAC RATE CARRYOVER RESERVE ACCOUNT

Amounts deposited in the Net WAC Rate Carrryover Reserve Account will be distributed on each Distribution Date as follows:

(a) to the Senior Certificates, pro rata based on amounts due, the related Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such class and Distribution Date;

(b) sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, the related Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such class and Distribution Date; and

(c) as specified in the pooling and servicing agreement.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

               GROUP 1 SENIOR YIELD MAINTENANCE AGREEMENT SCHEDULE

           NOTIONAL      STRIKE     CEILING
PERIOD   BALANCE ($)    RATE (%)   RATE (%)
------   -----------   ---------   --------
 1       728,502,000       N/A         N/A
 2       723,466,908      6.99       10.25
 3       717,278,878      7.77       10.25
 4       709,942,634      6.99       10.25
 5       701,467,416      7.23       10.25
 6       691,866,625      6.99       10.25
 7       681,157,844      7.23       10.25
 8       669,362,842      6.99       10.25
 9       656,507,540      6.99       10.25
10       642,621,967      7.23       10.25
11       627,740,177      6.99       10.25
12       611,900,149      7.23       10.25
13       595,296,770      6.99       10.25
14       577,968,680      6.99       10.25
15       559,956,499      7.77       10.25
16       541,303,642      6.99       10.25
17       522,056,135      7.23       10.25
18       502,262,409      6.99       10.25
19       481,973,071      7.23       10.25
20       461,240,669      6.99       10.25
21       440,119,435      6.99       10.25
22       418,665,015      7.23       10.25
23       396,934,189      7.07       10.25
24       375,032,814      8.97       10.25
25       353,983,786      8.67       10.25
26       333,663,071      8.67       10.25
27       314,045,271      9.29       10.25
28       295,105,882      8.67       10.25
29       276,821,256      9.02       10.25
30       259,169,225      9.91       10.25
31       242,146,554     10.25       10.25
32       225,711,233      9.90       10.25
33       209,842,824      9.90       10.25
34       194,521,603     10.23       10.25
35       179,728,537      9.95       10.25

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

INTEREST PAYMENT PRIORITY

The "Accrual Period" for the Certificates and any Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Accrual Period, beginning on the Closing Date) and ending on the day immediately preceding the related Distribution Date. Interest will accrue on the Certificates on an actual/360 basis.

INTEREST RECEIVED OR ADVANCED WITH RESPECT TO THE MORTGAGE LOANS WILL BE ALLOCATED ON EACH DISTRIBUTION DATE IN THE FOLLOWING PRIORITY:

     A. Interest received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

          (i) To pay the Servicing Fee, Master Servicing Fee, Trustee Fee and certain costs, liabilities and expenses of the Servicer, Trustee, Master Servicer or Trust Administrator related to the Group 1 Mortgage Loans, to the extent provided in the pooling and servicing agreement;

          (ii) To the Group 1 Senior Certificates, Current Interest and Unpaid Interest Amounts; and

          (iii) Concurrently, to the Group 2 Senior Certificates, pro rata, Current Interest and Unpaid Interest Amounts, to the extent not paid pursuant to clause B.(ii) below.

     B. Interest received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

          (i) To pay the Servicing Fee, Master Servicing Fee, Trustee Fee and certain costs, liabilities and expenses of the Servicer, Trustee, Master Servicer or Trust Administrator related to the Group 2 Mortgage Loans, to the extent provided in the pooling and servicing agreement;

          (ii) Concurrently, to the Group 2 Senior Certificates, pro rata, Current Interest and Unpaid Interest Amounts; and

          (iii) To the Group 1 Senior Certificates, Current Interest and Unpaid Interest Amounts, to the extent not paid pursuant to clause A.(ii) above.

     C. Remaining interest received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

          (i) Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, Current Interest and Unpaid Interest Amounts.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

On any Distribution Date, interest remaining after distributions made pursuant to clauses A., B. and C. above plus any overcollateralization release amount for such Distribution Date ("Excess Cashflow") will be distributed as follows:

(1) To the Servicer, Trustee, Master Servicer or Trust Adminstrator, any amounts to which such party is entitled under the pooling and servicing agreement, to the extent such amounts have not otherwise been paid or reimbursed;

(2) To the Certificates as principal, according to the principal distribution rules in effect for such Distribution Date, as needed to maintain the OC Target;

(3) Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, any Applied Loss Amount allocable to any such class of Certificates;

(4) After giving effect to amounts paid under the Group 1 Senior Yield Maintenance Agreement, Group 2 Senior Yield Maintenance Agreement and Subordinate Yield Maintenance Agreement, to the Net WAC Rate Carryover Reserve Account, to pay any remaining Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(5) To the Class C, Class P, Class R and Class RX Certificates in accordance to the pooling and servicing agreement.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

PRINCIPAL PAYMENT PRIORITY

1) ON EACH DISTRIBUTION DATE (A) PRIOR TO THE STEPDOWN DATE OR (B) IF A TRIGGER EVENT IS IN EFFECT:

     I. Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

          (i) To the Class 1-A-1 Certificate until its certificate principal balance is reduced to zero; and

          (ii) After taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date pursuant to clause 1)II.(i) below, to the Group 2 Senior Certificates, pursuant to such clause.

     II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

          (i) Sequentially to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, until their respective certificate principal balance is reduced to zero (notwithstanding the foregoing, if the aggregate certificate principal balance of the Group 2 Senior Certificates exceeds the aggregate principal balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro-rata basis); and

          (ii) After taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date pursuant to clause 1)I.(i) above, to the Group 1 Senior Certificates, pursuant to such clause.

     III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

          Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, in each case until the certificate principal balance of each such class is reduced to zero.

The "Stepdown Date" is the earlier of (A) the date on which the aggregate certificate principal balance of the Senior Certificates has been reduced to zero, and (B) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage or (ii) the 37th Distribution Date.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

2) ON EACH DISTRIBUTION DATE, ON OR AFTER THE STEPDOWN DATE AND AS LONG AS TRIGGER EVENT IS NOT IN EFFECT:

     I. Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

          (i) To the Group 1 Senior Certificates, until the related Target Senior Enhancement Percentage for such class has been reached, subject to a minimum equal to 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date; and

          (ii) After taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date pursuant to clause 2)II.(i) below, to the Group 2 Senior Certificates, pursuant to such clause.

     II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

          (i) Sequentially, to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, until the related Targeted Senior Enhancement Percentage for each such class has been reached (notwithstanding the foregoing, if the aggregate certificate principal balance of the Group 2 Senior Certificates exceeds the aggregate principal balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro-rata basis), subject to a minimum equal to 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date; and

          (ii) After taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date pursuant to clause 2)I.(i) above, to the Group 1 Senior Certificates, pursuant to such clause.

     III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

          Sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective initial credit enhancement percentage (defined herein) for that class, subject to a minimum equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

TRIGGER EVENT

A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [32.26]% of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses on the Mortgage Loans exceed certain levels set by the rating agencies, which are expected to be as follows:

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

      Distribution Date         Loss Percentage
      -----------------         ---------------
January 2008 to December 2008   [1.50]% for the first month plus an additional
                                1/12th of [1.85]% for each month thereafter

January 2009 to December 2009   [3.35]% for the first month plus an additional
                                1/12th of [1.90]% for each month thereafter

January 2010 to December 2010   [5.25]% for the first month plus an additional
                                1/12th of [1.50]% for each month thereafter

January 2011 to December 2011   [6.75]% for the first month plus an additional
                                1/12th of [0.80]% for each month thereafter

January 2012 and thereafter     [7.55]%

The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the mortgage loans (including all foreclosures and REO Properties) as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by
(y) the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date.

CREDIT ENHANCEMENT

SUBORDINATION

The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates and the Overcollateralization. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over classes having a lower priority of distribution. Each class of Subordinate Certificates will be senior to all other classes of Subordinate Certificates with a lower payment priority designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance of the Certificates exceeds the aggregate principal balance of the Mortgage Loans, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the respective certificate balances of the Subordinate Certificates have been reduced to zero.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

OVERCOLLATERALIZATION

Excess Cashflow will be used to pay down the Certificates so that the aggregate principal balance of the Mortgage Loans exceeds the aggregate certificate principal balance of the Certificates (the "Overcollateralization" or "OC"). Excess Cashflow will be used to maintain the OC Target.

The "OC Target" with respect to any Distribution Date prior to the Stepdown Date, is equal to 3.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown Date, provided a Trigger Event is not in effect, the OC Target is equal to 7.10% of the current aggregate principal balance of the mortgage loans, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown Date, if a Trigger Event has occurred and is in effect with respect to the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.

The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate certificate principal balance of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate principal balance of the Mortgage Loans, after giving effect to distributions on that Distribution Date.

The "Target Senior Enhancement Percentage" is equal to 2x the initial Senior Enhancement Percentage.

                                              TARGET C/E
        INITIAL C/E(1)(2)           ON OR AFTER STEPDOWN DATE(1)(2)
--------------------------------   --------------------------------
       CLASS          PERCENTAGE          CLASS          PERCENTAGE
Senior Certificates     24.80%     Senior Certificates     49.60%
-------------------   ----------   -------------------   ----------
      Class M1          20.85%           Class M1          41.70%
      Class M2          17.20%           Class M2          34.40%
      Class M3          14.75%           Class M3          29.50%
      Class M4          13.00%           Class M4          26.00%
      Class M5          11.25%           Class M5          22.50%
      Class M6           9.70%           Class M6          19.40%
      Class M7           8.15%           Class M7          16.30%
      Class M8           7.00%           Class M8          14.00%
      Class M9           5.75%           Class M9          11.50%
      Class B1           4.60%           Class B1           9.20%
      Class B2           3.55%           Class B2           7.10%

(1)  Approximate

(2)  Includes OC

LOSSES

Losses on the Mortgage Loans will be allocated to the Class B2, Class B1, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates, in that order. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The certificate principal balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                               COLLATERAL SUMMARY

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                              SUMMARY STATISTICS      RANGE (IF APPLICABLE)
                                              ------------------   --------------------------
NUMBER OF MORTGAGE LOANS                                  9,787

AGGREGATE CURRENT PRINCIPAL BALANCE           $2,195,993,895.87

AVERAGE CURRENT PRINCIPAL BALANCE             $      224,378.65    $4,935.76 to $1,000,000.00
AGGREGATE ORIGINAL PRINCIPAL BALANCE          $2,197,900,413.00

AVERAGE ORIGINAL PRINCIPAL BALANCE            $      224,573.46    $5,000.00 to $1,000,000.00
FULLY AMORTIZING MORTGAGE LOANS                          100.00%

1ST LIEN                                                  95.88%

WEIGHTED AVG. GROSS COUPON                                7.787%             5.150% to 13.750%

WEIGHTED AVG. ORIGINAL TERM (MONTHS)                        359                     60 to 360
WEIGHTED AVG. REMAINING TERM (MONTHS)                       358                     58 to 360

WEIGHTED AVG. MARGIN(ARM LOANS ONLY)                      5.844%              3.000% to 6.990%

WEIGHTED AVG. MAXIMUM RATE (ARM LOANS ONLY)              13.705%            11.150% to 19.000%

WEIGHTED AVG. MINIMUM RATE (ARM LOANS ONLY)               7.703%             5.150% to 13.000%

WEIGHTED AVG. COMBINED ORIGINAL LTV                       80.45%             10.00% to 100.00%

WEIGHTED AVG. BORROWER FICO                                 621                    500 to 816

GEOGRAPHIC DISTRIBUTION (TOP 5)                      CA   26.72%
                                                     NY   11.41%
                                                     FL   10.65%
                                                     MD    7.98%
                                                     NJ    6.95%

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                 COLLATERAL TYPE

                             NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                               OF           BALANCE             BALANCE        TERM TO                                AVERAGE
                            MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
COLLATERAL TYPE               LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
---------------             --------   -----------------   ----------------   ---------   --------   ------   ----   --------
2 YR/6MO LIB                  4,381    $  995,124,407.09         45.32%          359       41.86%    8.067%    604    78.70%
2 YR/6MO LIB- 40 Year
   Amortization               1,253       397,479,628.20         18.10           359       44.67     7.821     614    80.40
2 YR/6MO LIB- 5YR IO          1,751       516,242,882.11         23.51           359       42.64     6.929     647    81.65
3 YR/6MO LIB                     86        19,648,158.05          0.89           359       40.54     8.051     607    78.45
3 YR/6MO LIB- 40 Year
   Amortization                  21         6,288,507.24          0.29           360       45.44     7.522     630    79.14
3 YR/6MO LIB- 5YR IO             44        12,361,876.84          0.56           359       41.05     6.798     658    81.03
5 YR/6MO LIB                     40        11,243,879.78          0.51           359       39.35     7.250     642    81.87
5 YR/6MO LIB- 40 Year
   Amortization                  16         5,689,388.93          0.26           360       38.66     7.635     641    82.26
FIXED RATE                    2,139       215,335,338.16          9.81           349       41.63     8.575     644    85.86
FIXED RATE- 40/30 Balloon        56        16,579,829.47          0.76           359       44.09     7.496     636    79.65
                              -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                        9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                              =====    =================        ======           ===       =====     =====     ===    =====

                        PRINCIPAL BALANCES AT ORIGINATION

                              NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
PRINCIPAL BALANCES           MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
AT ORIGINATION ($)             LOANS       ORIGINATION      THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------           --------   -----------------   ----------------   ---------   --------   ------   ----   --------
0.01 to 25,000.00                342    $    4,247,596.91          0.19%          160       39.99%    11.541%   622    96.39%
25,000.01 to 50,000.00           479        18,145,334.03          0.83           353       41.67     10.250    639    96.82
50,000.01 to 100,000.00        1,331       103,075,400.82          4.69           357       40.29      9.247    623    86.82
100,000.01 to 150,000.00       1,669       208,767,852.57          9.51           358       41.21      8.403    610    81.34
150,000.01 to 200,000.00       1,508       262,766,313.18         11.97           359       41.63      7.915    610    78.88
200,000.01 to 250,000.00       1,045       234,949,182.80         10.70           358       42.69      7.871    609    78.34
250,000.01 to 300,000.00         827       227,944,378.32         10.38           358       43.46      7.791    616    78.97
300,000.01 to 350,000.00         667       215,737,927.51          9.82           359       42.70      7.486    623    79.49
350,000.01 to 400,000.00         544       203,792,612.94          9.28           358       43.73      7.460    625    80.12
400,000.01 to 450,000.00         410       174,134,851.14          7.93           359       42.97      7.439    630    80.39
450,000.01 to 500,000.00         323       154,023,139.48          7.01           358       43.58      7.388    636    81.13
500,000.01 to 550,000.00         213       111,607,388.16          5.08           359       43.26      7.380    637    81.49
550,000.01 to 600,000.00         164        94,526,024.35          4.30           358       43.40      7.465    630    81.37
600,000.01 to 650,000.00          82        51,413,430.19          2.34           359       42.65      7.414    632    81.85
650,000.01 to 700,000.00          62        41,835,681.28          1.91           359       42.01      7.336    630    81.37
700,000.01 to 750,000.00         116        84,539,155.39          3.85           358       40.42      7.497    622    79.45
750,000.01 to 800,000.00           1           780,000.00          0.04           360       46.19      6.990    613    80.00
800,000.01 to 850,000.00           1           807,626.80          0.04           356       34.26      6.600    584    73.68
850,000.01 to 900,000.00           1           900,000.00          0.04           360       39.53      7.750    631    80.00
950,000.01 to 1,000,000.00         2         2,000,000.00          0.09           359       45.49      6.985    698    77.04
                               -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                         9,787    $2,195,993,895.87        100.00%          358       42.52%     7.787%   621    80.45%
                               =====    =================        ======           ===       =====     =====     ===    =====

*    Based on the original balances of the Mortgage Loans.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                    PRINCIPAL BALANCE AS OF THE CUT-OFF DATE

                            NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF                      OF           BALANCE             BALANCE        TERM TO                                AVERAGE
PRINCIPAL BALANCES         MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
AT ORIGINATION ($)           LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------         --------   -----------------   ----------------   ---------   --------   ------   ----   --------
0.01 to 25,000.00              343    $    4,254,413.73          0.19%          160       40.00%    11.534%   622    96.35%
25,000.01 to 50,000.00         479        18,145,334.03          0.83           353       41.67     10.250    639    96.82
50,000.01 to 100,000.00      1,331       103,075,400.82          4.69           357       40.29      9.247    623    86.82
100,000.01 to 150,000.00     1,672       209,217,738.75          9.53           358       41.22      8.402    610    81.36
150,000.01 to 200,000.00     1,505       262,316,427.00         11.95           359       41.62      7.915    610    78.86
200,000.01 to 250,000.00     1,046       235,199,060.18         10.71           358       42.68      7.870    609    78.32
250,000.01 to 300,000.00       828       228,294,360.99         10.40           358       43.48      7.791    616    79.00
300,000.01 to 350,000.00       666       215,487,746.11          9.81           359       42.67      7.489    623    79.49
350,000.01 to 400,000.00       544       203,842,774.50          9.28           358       43.75      7.457    625    80.13
400,000.01 to 450,000.00       409       173,735,010.93          7.91           359       42.97      7.440    630    80.37
450,000.01 to 500,000.00       323       154,023,139.48          7.01           358       43.58      7.388    636    81.13
500,000.01 to 550,000.00       213       111,607,388.16          5.08           359       43.26      7.380    637    81.49
550,000.01 to 600,000.00       164        94,526,024.35          4.30           358       43.40      7.465    630    81.37
600,000.01 to 650,000.00        82        51,413,430.19          2.34           359       42.65      7.414    632    81.85
650,000.01 to 700,000.00        63        42,534,252.72          1.94           359       41.95      7.333    630    81.35
700,000.01 to 750,000.00       114        83,833,767.13          3.82           358       40.44      7.499    622    79.44
750,000.01 to 800,000.00         1           780,000.00          0.04           360       46.19      6.990    613    80.00
800,000.01 to 850,000.00         1           807,626.80          0.04           356       34.26      6.600    584    73.68
850,000.01 to 900,000.00         1           900,000.00          0.04           360       39.53      7.750    631    80.00
950,000.01 to
1,000,000.00                     2         2,000,000.00          0.09           359       45.49      6.985    698    77.04
                             -----    -----------------        ------           ---       -----      -----    ---    -----
TOTAL:                       9,787    $2,195,993,895.87        100.00%          358       42.52%     7.787%   621    80.45%
                             =====    =================        ======           ===       =====      =====    ===    =====

                           REMAINING TERM TO MATURITY

                   NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                     OF           BALANCE             BALANCE        TERM TO                                AVERAGE
RANGE OF MONTHS   MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
REMAINING           LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
---------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
1 - 60                 20    $      175,999.80          0.01%           59       36.27%    12.206%   610    93.58%
61 - 120              218         2,835,776.27          0.13           119       41.82     11.281    627    92.22
121 - 180             132         6,263,229.31          0.29           179       36.58      8.902    626    80.21
181 - 240              14         1,751,185.17          0.08           239       45.52      8.169    631    77.99
241 - 300               2           392,381.55          0.02           298       41.42      6.865    650    81.47
301 - 360           9,401     2,184,575,323.77         99.48           359       42.53      7.778    621    80.44
                    -----    -----------------        ------           ---       -----      -----    ---    -----
TOTAL:              9,787    $2,195,993,895.87        100.00%          358       42.52%     7.787%   621    80.45%
                    =====    =================        ======           ===       =====      =====    ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                 MORTGAGE RATES

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
RANGE OF CURRENT     MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
5.001 to 5.500            26    $    9,236,092.52          0.42%          358       46.69%     5.399%   685    80.32%
5.501 to 6.000           222        79,299,007.93          3.61           358       42.31      5.898    677    78.10
6.001 to 6.500           553       180,513,539.89          8.22           358       42.69      6.336    660    79.34
6.501 to 7.000         1,156       356,443,059.48         16.23           358       42.18      6.821    641    80.01
7.001 to 7.500         1,275       351,188,390.33         15.99           358       42.64      7.312    630    80.58
7.501 to 8.000         1,818       471,027,156.29         21.45           359       42.88      7.800    617    81.12
8.001 to 8.500         1,231       285,674,862.92         13.01           359       42.34      8.292    606    80.79
8.501 to 9.000         1,074       206,581,900.93          9.41           358       42.18      8.771    588    80.31
9.001 to 9.500           622        86,014,675.40          3.92           357       42.08      9.266    586    81.16
9.501 to 10.000          476        61,314,289.21          2.79           358       41.95      9.823    582    80.42
10.001 to 10.500         358        36,289,015.21          1.65           357       43.29     10.283    592    82.01
10.501 to 11.000         336        33,424,064.96          1.52           354       42.01     10.797    579    79.49
11.001 to 11.500         296        23,015,347.63          1.05           352       43.46     11.286    586    84.96
11.501 to 12.000         138        10,786,736.90          0.49           346       43.31     11.775    559    72.75
12.001 to 12.500         170         4,533,985.89          0.21           284       43.94     12.274    579    81.04
12.501 to 13.000          24           501,479.92          0.02           254       39.10     12.813    574    81.76
13.001 to 13.500          10           133,790.37          0.01           117       40.31     13.211    593    92.14
13.501 to 14.000           2            16,500.09          0.00           119       44.33     13.750    559    83.24
                       -----    -----------------        ------           ---       -----      -----    ---    -----
TOTAL:                 9,787    $2,195,993,895.87        100.00%          358       42.52%     7.787%   621    80.45%
                       =====    =================        ======           ===       =====      =====    ===    =====

                          ORIGINAL LOAN-TO-VALUE RATIOS

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF ORIGINAL       OF           BALANCE             BALANCE        TERM TO                                AVERAGE
LOAN-TO-VALUE        MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
RATIOS (%)             LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
0.01 to 25.00            19     $    2,308,099.02          0.11%          359       39.88%     8.987%   571    19.23%
25.01 to 30.00           27          3,424,332.20          0.16           354       35.40      7.942    596    28.37
30.01 to 35.00           25          3,483,443.73          0.16           334       35.03      8.142    606    31.99
35.01 to 40.00           43          7,094,341.12          0.32           359       39.78      7.814    602    37.88
40.01 to 45.00           68         12,382,475.41          0.56           353       40.93      8.332    570    42.71
45.01 to 50.00           90         17,028,902.27          0.78           355       42.06      8.482    577    48.10
50.01 to 55.00          107         23,132,650.24          1.05           359       42.40      8.373    568    53.11
55.01 to 60.00          179         43,303,133.41          1.97           358       43.15      8.218    580    58.12
60.01 to 65.00          287         68,137,883.10          3.10           359       41.56      8.587    582    63.72
65.01 to 70.00          410         98,769,672.65          4.50           358       42.60      8.598    570    69.02
70.01 to 75.00          552        148,857,221.40          6.78           358       41.42      8.027    584    74.04
75.01 to 80.00        3,859      1,051,954,216.19         47.90           359       43.03      7.401    636    79.84
80.01 to 85.00          623        154,727,632.95          7.05           358       42.64      7.466    605    84.59
85.01 to 90.00        1,657        398,815,024.75         18.16           358       41.91      7.736    621    89.76
90.01 to 95.00          426         46,609,729.81          2.12           347       41.99      8.327    633    94.63
95.01 to 100.00       1,415        115,965,137.62          5.28           355       42.58      9.722    658    99.93
                      -----     -----------------        ------           ---       -----      -----    ---    -----
TOTAL:                9,787     $2,195,993,895.87        100.00%          358       42.52%     7.787%   621    80.45%
                      =====     =================        ======           ===       =====      =====    ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                            FICO SCORE AT ORIGINATION

                        NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                          OF           BALANCE             BALANCE        TERM TO                                AVERAGE
                       MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
RANGE OF FICO SCORES     LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
--------------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
500 to 519                 435    $   98,086,654.52          4.47%          359       42.73%    9.280%    510    70.05%
520 to 539                 510       119,289,264.20          5.43           359       43.43     8.836     530    72.04
540 to 559                 688       143,624,064.08          6.54           358       42.66     8.465     550    76.57
560 to 579                 735       162,743,882.52          7.41           358       42.94     8.176     570    79.28
580 to 599               1,298       263,435,545.18         12.00           357       42.27     7.817     589    81.33
600 to 619               1,280       269,562,257.03         12.28           358       42.90     7.594     609    82.11
620 to 639               1,476       342,103,941.50         15.58           357       42.20     7.594     629    81.74
640 to 659               1,118       251,887,760.40         11.47           358       42.46     7.508     648    82.28
660 to 679                 771       188,217,281.55          8.57           358       42.39     7.438     669    82.27
680 to 699                 586       139,577,358.60          6.36           358       41.73     7.295     689    83.06
700 to 719                 381        89,981,162.34          4.10           358       42.06     7.269     709    82.90
720 to 739                 235        57,802,222.10          2.63           359       43.62     7.263     728    83.17
740 to 759                 149        38,802,769.29          1.77           359       43.26     7.277     749    82.84
760 to 779                  77        20,237,118.07          0.92           359       40.74     6.982     768    81.45
780 to 799                  37         8,700,880.64          0.40           358       42.11     7.223     788    80.57
800 to 819                  11         1,941,733.85          0.09           359       34.94     7.255     805    75.36
                         -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                   9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                         =====    =================        ======           ===       =====     =====     ===    =====

                              DEBT-TO-INCOME RATIO

                  NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF            OF           BALANCE             BALANCE        TERM TO                                AVERAGE
DEBT-TO-INCOME   MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
RATIOS (%)         LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
--------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------

0.01 - 20.00         267    $   58,082,871.46          2.64%          358       14.08%    7.692%    620    82.33%
20.01 - 25.00        266        48,376,297.34          2.20           356       22.69     7.958     615    78.13
25.01 - 30.00        479        91,907,354.20          4.19           357       27.65     7.894     616    79.72
30.01 - 35.00        841       166,351,735.04          7.58           356       32.69     7.872     617    79.38
35.01 - 40.00      1,338       291,287,421.36         13.26           358       37.79     7.788     622    79.36
40.01 - 45.00      2,092       475,933,059.14         21.67           358       42.62     7.778     626    80.59
45.01 - 50.00      3,545       813,732,605.09         37.06           358       47.87     7.664     630    81.90
50.01 - 55.00        948       247,801,779.23         11.28           358       52.80     8.085     589    77.66
55.01 >=              11         2,520,773.01          0.11           359       59.13     8.561     595    83.92
                   -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:             9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                   =====    =================        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                             GEOGRAPHIC DISTRIBUTION


                  NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                    OF           BALANCE             BALANCE        TERM TO                                AVERAGE
                 MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
STATE              LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----            --------   -----------------   ----------------   ---------   --------   ------   ----   --------
Alaska                 2    $      369,752.64          0.02%          358       38.24%    10.479%   538    65.41%
Arizona              202        39,707,887.11          1.81           358       42.89      7.919    610    81.16
Arkansas              12         1,137,756.44          0.05           357       37.09      8.796    627    91.92
California         1,827       586,677,517.96         26.72           358       43.27      7.447    632    80.01
Colorado             189        28,461,404.69          1.30           359       42.23      7.499    626    82.80
Connecticut          155        30,808,117.33          1.40           358       40.73      7.977    608    78.55
Delaware              24         3,759,810.56          0.17           357       45.79      8.205    597    83.89
Florida            1,282       233,895,906.53         10.65           358       41.43      8.022    614    80.65
Georgia              503        70,679,996.69          3.22           357       40.46      7.975    621    84.33
Hawaii               127        40,623,176.05          1.85           358       40.64      7.264    644    77.80
Idaho                 39         5,341,472.19          0.24           357       35.12      7.726    616    81.75
Illinois             598       111,092,638.03          5.06           358       42.41      7.917    618    82.46
Indiana               49         5,595,712.60          0.25           357       42.40      8.269    615    84.81
Iowa                  11         1,872,045.04          0.09           356       32.78      7.614    628    89.04
Kansas                14         1,903,872.10          0.09           357       42.01      8.095    610    86.15
Kentucky              17         2,056,913.28          0.09           358       43.10      7.878    614    86.45
Maine                 20         2,815,644.86          0.13           356       35.69      7.855    624    82.54
Maryland             775       175,275,512.64          7.98           358       43.37      7.876    607    79.86
Massachusetts        322        85,525,031.68          3.89           358       43.36      7.976    615    78.11
Michigan             248        31,780,047.42          1.45           358       41.16      8.342    605    83.02
Minnesota            168        27,662,756.46          1.26           358       41.76      7.635    633    83.69
Missouri              67         8,152,761.64          0.37           355       40.05      8.557    604    84.20
Montana                2           220,000.00          0.01           312       48.83      7.091    705    84.00
Nebraska               6           490,932.56          0.02           351       35.78      8.448    607    86.39
Nevada               138        29,488,697.29          1.34           359       42.81      7.786    625    81.20
New Hampshire         29         5,586,890.12          0.25           357       45.38      8.274    585    79.57
New Jersey           600       152,691,299.37          6.95           358       42.73      8.051    611    78.88
New Mexico            34         6,610,839.38          0.30           358       34.97      7.446    635    82.69
New York             797       250,569,716.41         11.41           358       43.32      7.689    630    78.97
North Carolina       158        18,408,646.31          0.84           355       40.35      8.241    601    83.99
Ohio                 136        14,305,697.95          0.65           356       42.90      8.189    601    86.53
Oklahoma              19         1,979,802.16          0.09           358       39.98      8.291    612    87.95
Oregon                55         8,888,546.24          0.40           358       39.65      7.744    631    83.87
Pennsylvania         154        20,184,122.73          0.92           358       40.02      8.392    603    83.47
Rhode Island          39         7,296,395.59          0.33           359       44.24      8.285    612    78.59
South Carolina        55         7,971,703.68          0.36           358       40.13      8.014    600    81.18
Tennessee             66         7,470,626.08          0.34           349       41.15      8.414    596    82.22
Texas                128        17,597,019.05          0.80           355       40.37      8.184    604    83.45
Utah                  47         7,166,410.23          0.33           357       42.96      7.791    626    82.79
Vermont               10         1,306,159.77          0.06           344       36.16      8.021    613    76.87
Washington           124        24,384,995.81          1.11           358       41.30      7.724    616    82.91
Virginia             341        83,430,749.88          3.80           357       43.07      7.892    623    80.86
West Virginia          4           529,024.66          0.02           358       37.59      8.797    553    80.32
Wisconsin            106        13,757,751.72          0.63           357       43.33      8.283    607    80.73
Wyoming                6           522,679.91          0.02           350       42.29      8.343    581    85.37
Washington DC         82        19,939,455.03          0.91           356       41.16      7.812    616    77.10
                   -----    -----------------        ------           ---       -----      -----    ---    -----
TOTAL:             9,787    $2,195,993,895.87        100.00%          358       42.52%     7.787%   621    80.45%
                   =====    =================        ======           ===       =====      =====    ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                OCCUPANCY STATUS

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
OCCUPANCY            MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
STATUS                 LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
---------            --------   -----------------   ----------------   ---------   --------   ------   ----   --------
Owner Occupied         8,813    $2,033,089,307.94         92.58%          358       42.71%    7.753%    620    80.32%
Non-Owner Occupied       889       141,485,499.10          6.44           356       39.93     8.270     638    82.63
2nd Home                  85        21,419,088.83          0.98           358       41.55     7.746     614    78.65
                       -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                 9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                       =====    =================        ======           ===       =====     =====     ===    =====

                        DOCUMENTATION TYPE

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
                     MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
DOCUMENTATION TYPE     LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------

Full                   5,884    $1,202,357,843.74         54.75%          357       42.12%    7.506%    619    82.60%
Stated                 3,792       962,252,940.10         43.82           359       43.12     8.133     624    77.61
Easy                     111        31,383,112.03          1.43           358       39.19     7.916     599    85.10
                       -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                 9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                       =====    =================        ======           ===       =====     =====     ===    =====

                                  LOAN PURPOSE

                         NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                           OF           BALANCE             BALANCE        TERM TO                                AVERAGE
                        MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
PURPOSE                   LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------                 --------   -----------------   ----------------   ---------   --------   ------   ----   --------
Refinance - Cashout       4,589    $1,138,775,623.46         51.86%          358       42.46%    7.854%    600    77.56%
Purchase                  5,122     1,040,258,462.25         47.37           358       42.61     7.713     644    83.64
Refinance - Rate/Term        76        16,959,810.16          0.77           358       40.89     7.778     598    78.82
                          -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                    9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                          =====    =================        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                  PROPERTY TYPE

                 NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                   OF           BALANCE             BALANCE        TERM TO                                AVERAGE
                MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
PROPERTY TYPE     LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
Single Family     8,143    $1,804,605,606.79         82.18%          358       42.48%    7.790%    618    80.37%
Multi Family        950       256,789,429.51         11.69           358       43.11     7.750     634    80.48
Condo               694       134,598,859.57          6.13           358       41.96     7.808     636    81.40
                  -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:            9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                  =====    =================        ======           ===       =====     =====     ===    =====

                             PREPAYMENT CHARGE TERM

                         NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
PREPAYMENT CHARGE          OF           BALANCE             BALANCE        TERM TO                                AVERAGE
TERM AT ORIGINATION     MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
(MONTHS)                  LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------     --------   -----------------   ----------------   ---------   --------   ------   ----   --------
No Prepayment Penalty     4,151    $  927,419,887.29         42.23%          358       42.85%    7.968%    619    80.19%
12                          456       135,801,017.39          6.18           358       41.92     7.888     630    80.81
24                        4,305       941,713,289.54         42.88           358       42.39     7.690     620    80.84
30                            2           403,146.00          0.02           360       46.46     7.910     622    85.99
36                          873       190,656,555.65          8.68           356       41.94     7.306     630    79.51
                          -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                    9,787    $2,195,993,895.87        100.00%          358       42.52%    7.787%    621    80.45%
                          =====    =================        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
RANGE OF MAXIMUM     MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
11.001 to 11.500          26    $    9,236,092.52          0.47%          358       46.69%     5.399%   685    80.32%
11.501 to 12.000         182        66,724,980.17          3.40           359       42.47      5.882    677    79.76
12.001 to 12.500         491       160,778,814.01          8.19           359       43.12      6.340    660    80.06
12.501 to 13.000       1,044       322,972,809.48         16.44           359       42.40      6.822    640    80.43
13.001 to 13.500       1,188       331,580,938.07         16.88           359       42.69      7.309    630    80.71
13.501 to 14.000       1,688       441,840,334.62         22.50           359       42.85      7.799    617    81.26
14.001 to 14.500       1,155       274,889,791.39         14.00           359       42.39      8.288    606    80.85
14.501 to 15.000         900       189,071,997.92          9.63           359       42.27      8.755    584    79.61
15.001 to 15.500         376        68,878,841.48          3.51           359       42.11      9.249    564    77.54
15.501 to 16.000         233        41,432,120.89          2.11           359       41.06      9.777    541    72.17
16.001 to 16.500         104        18,059,313.28          0.92           359       43.08     10.294    539    66.50
16.501 to 17.000          95        18,886,925.01          0.96           359       42.26     10.787    546    64.47
17.001 to 17.500          57         9,440,606.86          0.48           359       43.08     11.257    552    63.89
17.501 to 18.000          40         7,814,686.54          0.40           359       44.03     11.751    535    62.34
18.001 to 18.500          11         2,244,691.36          0.11           359       47.68     12.283    540    66.06
18.501 to 19.000           2           225,784.64          0.01           359       38.53     12.858    519    65.00
                       -----    -----------------        ------           ---       -----     ------    ---    -----
TOTAL:                 7,592    $1,964,078,728.24        100.00%          359       42.60%     7.703%   618    79.86%
                       =====    =================        ======           ===       =====     ======    ===    =====

          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
RANGE OF MINIMUM     MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
5.001 to 5.500            26    $    9,236,092.52          0.47%          358       46.69%     5.399%   685    80.32%
5.501 to 6.000           182        66,464,980.17          3.38           359       42.62      5.880    678    79.76
6.001 to 6.500           492       161,350,814.01          8.22           359       43.07      6.339    660    80.06
6.501 to 7.000         1,045       323,195,147.62         16.46           359       42.40      6.823    640    80.41
7.001 to 7.500         1,187       331,440,799.94         16.88           359       42.69      7.309    630    80.74
7.501 to 8.000         1,693       443,231,146.22         22.57           359       42.85      7.799    617    81.27
8.001 to 8.500         1,161       276,062,760.11         14.06           359       42.38      8.289    606    80.81
8.501 to 9.000           895       187,542,510.55          9.55           359       42.26      8.764    584    79.54
9.001 to 9.500           371        67,757,305.32          3.45           359       42.14      9.262    564    77.59
9.501 to 10.000          232        41,226,839.53          2.10           359       41.12      9.785    541    72.19
10.001 to 10.500         106        18,450,249.79          0.94           359       43.17     10.293    540    66.40
10.501 to 11.000          94        18,886,724.32          0.96           359       42.13     10.798    544    64.45
11.001 to 11.500          56         9,219,700.53          0.47           359       43.15     11.282    550    64.09
11.501 to 12.000          39         7,543,181.61          0.38           359       44.10     11.779    535    62.24
12.001 to 12.500          11         2,244,691.36          0.11           359       47.68     12.283    540    66.06
12.501 to 13.000           2           225,784.64          0.01           359       38.53     12.858    519    65.00
                       -----    -----------------        ------           ---       -----     ------    ---    -----
TOTAL:                 7,592    $1,964,078,728.24        100.00%          359       42.60%     7.703%   618    79.86%
                       =====    =================        ======           ===       =====     ======    ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

               GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
RANGE OF GROSS       MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MARGINS (%)            LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
2.751 to 3.000             1    $      131,939.71          0.01%          359       54.98%    9.850%    550    55.00%
3.251 to 3.500             3         1,090,000.00          0.06           359       46.36     5.412     651    77.64
3.501 to 3.750            23         8,005,010.53          0.41           359       45.08     5.549     690    80.85
3.751 to 4.000            42        14,185,965.02          0.72           359       43.05     5.728     685    78.94
4.001 to 4.250           129        46,503,491.89          2.37           359       42.13     5.977     683    79.64
4.251 to 4.500           186        60,917,008.55          3.10           359       43.29     6.239     663    79.82
4.501 to 4.750           320       101,361,446.70          5.16           359       43.54     6.472     657    79.78
4.751 to 5.000           437       136,448,655.59          6.95           359       42.27     6.731     646    80.43
5.001 to 5.250           560       170,919,761.94          8.70           359       42.22     6.907     638    80.82
5.251 to 5.500           527       151,487,590.06          7.71           359       43.47     7.199     634    80.89
5.501 to 5.750           669       184,778,464.80          9.41           359       42.64     7.413     626    80.79
5.751 to 6.000           780       211,261,555.00         10.76           359       43.03     7.653     623    81.13
6.001 to 6.250           840       217,664,259.35         11.08           359       42.51     7.891     614    80.74
6.251 to 6.500           624       150,235,718.20          7.65           359       42.20     8.151     609    81.69
6.501 to 6.750           599       141,534,146.74          7.21           359       42.27     8.336     599    80.30
6.751 to 7.000         1,852       367,553,714.16         18.71           359       42.23     9.205     569    76.24
                       -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                 7,592    $1,964,078,728.24        100.00%          359       42.60%    7.703%    618    79.86%
                       =====    =================        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                       DESCRIPTION OF THE TOTAL COLLATERAL

         NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
NEXT RATE            MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
ADJUSTMENT DATE        LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
---------------      --------   -----------------   ----------------   ---------   --------   ------   ----   --------
May 2007                   5        $1,314,086.92          0.07%          353       47.81%    8.240%    551    72.84%
June 2007                  4           903,171.60          0.05           354       49.76     8.121     699    93.30
July 2007                 29         9,559,757.60          0.49           355       43.13     7.344     586    77.52
August 2007              101        28,408,550.50          1.45           356       42.51     7.373     604    81.82
September 2007           161        40,505,619.16          2.06           357       42.68     7.610     605    81.29
October 2007           2,484       628,094,284.83         31.98           358       41.93     7.611     612    80.04
November 2007          2,232       605,190,964.22         30.81           359       43.26     7.731     621    79.39
December 2007          2,364       593,412,200.20         30.21           360       42.77     7.817     623    79.99
March 2008                 2           635,932.63          0.03           358       42.84     6.079     706    71.20
April 2008                 1            95,400.01          0.00           358       48.63     7.850     592    90.00
May 2008                   4         1,133,401.61          0.06           357       43.31     7.239     606    76.04
July 2008                  1            94,272.25          0.00           355       34.21     9.700     526    75.00
August 2008                2           989,016.32          0.05           356       31.22     7.481     578    75.55
September 2008             6           815,898.99          0.04           357       35.52     8.430     619    84.40
October 2008              42        10,914,145.72          0.56           358       41.82     7.737     630    82.15
November 2008             43        12,858,743.97          0.65           359       41.67     7.288     639    77.23
December 2008             55        12,220,013.00          0.62           360       42.60     7.611     620    78.94
September 2010             2           404,945.94          0.02           357       48.51     7.168     620    76.67
October 2010              18         5,609,116.15          0.29           358       39.21     7.127     633    83.17
November 2010             16         4,060,712.62          0.21           359       41.95     7.462     649    78.21
December 2010             20         6,858,494.00          0.35           360       36.81     7.549     646    83.61
                       -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                 7,592    $1,964,078,728.24        100.00%          359       42.60%    7.703%    618    79.86%
                       =====    =================        ======           ===       =====     =====     ===    =====

         INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                    NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                      OF           BALANCE             BALANCE        TERM TO                                AVERAGE
INITIAL PERIODIC   MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
CAP (%)              LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
----------------   --------   -----------------   ----------------   ---------   --------   ------   ----   --------
1.751 to 2.000       7,575    $1,959,917,032.61         99.79%          359       42.60%    7.701%    619    79.87%
2.751 to 3.000          17         4,161,695.63          0.21           356       41.46     8.245     572    76.43
                     -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:               7,592    $1,964,078,728.24        100.00%          359       42.60%    7.703%    618    79.86%
                     =====    =================        ======           ===       =====     =====     ===    =====

             PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                      NUMBER        PRINCIPAL        % OF PRINCIPAL    REMAINING                                 WTD
                        OF           BALANCE             BALANCE        TERM TO                                AVERAGE
                     MORTGAGE       AS OF THE             AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
PERIODIC CAP (%)       LOANS       CUT-OFF DATE     THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
----------------     --------   -----------------   ----------------   ---------   --------   ------   ----   --------
1.251 to 1.500         7,592    $1,964,078,728.24        100.00%          359       42.60%    7.703%    618    79.86%
                       -----    -----------------        ------           ---       -----     -----     ---    -----
TOTAL:                 7,592    $1,964,078,728.24        100.00%          359       42.60%    7.703%    618    79.86%
                       =====    =================        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                               COLLATERAL SUMMARY

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                              SUMMARY STATISTICS     RANGE (IF APPLICABLE)
                                              ------------------   ------------------------
NUMBER OF MORTGAGE LOANS                                  5,723

AGGREGATE CURRENT PRINCIPAL BALANCE             $968,752,452.57

AVERAGE CURRENT PRINCIPAL BALANCE               $    169,273.54    $4,935.76 to $624,672.57
AGGREGATE ORIGINAL PRINCIPAL BALANCE            $969,360,318.00

AVERAGE ORIGINAL PRINCIPAL BALANCE              $    169,379.75    $5,000.00 to $625,000.00
FULLY AMORTIZING MORTGAGE LOANS                          100.00%

1ST LIEN                                                  98.14%

WEIGHTED AVG. GROSS COUPON                                7.999%          5.250% to 13.750%

WEIGHTED AVG. ORIGINAL TERM (MONTHS)                        359                   60 to 360
WEIGHTED AVG. REMAINING TERM (MONTHS)                       358                   58 to 360

WEIGHTED AVG. MARGIN(ARM LOANS ONLY)                      6.054%           3.000% to 6.990%

WEIGHTED AVG. MAXIMUM RATE (ARM LOANS ONLY)              13.995%         11.250% to 19.000%

WEIGHTED AVG. MINIMUM RATE (ARM LOANS ONLY)               7.991%          5.250% to 13.000%

WEIGHTED AVG. COMBINED ORIGINAL LTV                       78.22%          14.29% to 100.00%

WEIGHTED AVG. BORROWER FICO                                 603                  500 to 806

GEOGRAPHIC DISTRIBUTION (TOP 5)                      CA   12.84%
                                                     FL   12.34%
                                                     MD   10.98%
                                                     NY    8.21%
                                                     NJ    7.57%

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                                 COLLATERAL TYPE

                             NUMBER        PRINCIPAL      % OF PRINCIPAL    REMAINING                                 WTD
                               OF           BALANCE           BALANCE        TERM TO                                AVERAGE
                            MORTGAGE       AS OF THE           AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
COLLATERAL TYPE               LOANS       CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------          --------   ----------------- ----------------   ---------   --------   ------   ----   --------
2 YR/6MO LIB                  3,130    $558,637,265.23         57.67%          359       41.58%    8.265%    592    76.89%
2 YR/6MO LIB- 40 Year
   Amortization                 635     138,818,666.13         14.33           359        44.25    7.977     597    78.73
2 YR/6MO LIB- 5YR IO            746     147,830,620.95         15.26           359        43.99    7.013     632    82.30
3 YR/6MO LIB                     58       9,135,156.58          0.94           359        41.65    8.233     598    77.43
3 YR/6MO LIB- 40 Year
   Amortization                  12       2,515,938.93          0.26           359        40.27    7.232     605    72.79
3 YR/6MO LIB- 5YR IO             21       4,248,163.85          0.44           359        43.38    6.821     651    82.01
5 YR/6MO LIB                     24       4,713,735.43          0.49           359        39.19    7.564     637    78.20
5 YR/6MO LIB- 40 Year
   Amortization                   9       2,242,384.69          0.23           359        43.09    7.770     620    80.42
FIXED RATE                    1,054      92,971,580.68          9.60           346        41.96    8.109     629    78.91
FIXED RATE- 40/30 Balloon        34       7,638,940.10          0.79           359        46.60    7.634     628    79.57
                              -----    ---------------        ------           ---       ------    -----     ---    -----
TOTAL:                        5,723    $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                              =====    ===============        ======           ===       ======    =====     ===    =====

                        PRINCIPAL BALANCES AT ORIGINATION

                             NUMBER        PRINCIPAL      % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF                       OF           BALANCE           BALANCE        TERM TO                                AVERAGE
PRINCIPAL BALANCES          MORTGAGE       AS OF THE           AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
AT ORIGINATION ($)            LOANS       CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------          --------   ----------------- ----------------   ---------   --------   ------   ----   --------
0.01 to 25,000.00               280      $3,254,610.24          0.34%          159       40.70%    11.529%   624    96.44%
25,000.01 to 50,000.00          275      10,257,238.34          1.06           354       42.88     10.116    634    94.91
50,000.01 to 100,000.00         820      64,226,839.42          6.63           356       39.35      8.827    604    80.22
100,000.01 to 150,000.00      1,264     159,052,713.62         16.42           358       41.33      8.175    601    78.44
150,000.01 to 200,000.00      1,172     203,676,249.98         21.02           358       42.24      7.903    603    77.53
200,000.01 to 250,000.00        784     176,024,044.79         18.17           359       43.07      7.958    600    77.18
250,000.01 to 300,000.00        553     152,077,095.30         15.70           358       43.79      7.937    599    77.73
300,000.01 to 350,000.00        389     125,986,138.52         13.00           359       42.98      7.686    603    78.02
350,000.01 to 400,000.00        114      41,643,429.90          4.30           359       42.79      7.552    607    79.64
400,000.01 to 450,000.00         45      19,036,997.58          1.97           359       42.33      7.341    622    77.28
450,000.01 to 500,000.00         15       7,115,619.44          0.73           358       42.36      7.197    641    76.50
500,000.01 to 550,000.00         10       5,195,919.75          0.54           359       40.82      7.485    623    82.04
550,000.01 to 600,000.00          1         580,883.12          0.06           359       47.32      8.300    649    75.00
600,000.01 to 650,000.00          1         624,672.57          0.06           359       31.05      9.200    504    54.35
                              -----    ---------------        ------           ---       ------    -----     ---    -----
TOTAL:                        5,723    $968,752,452.57        100.00%          358       42.41%     7.999%   603    78.22%
                              =====    ===============        ======           ===       ======    =====     ===    =====

*    Based on the original balances of the Mortgage Loans.

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                    PRINCIPAL BALANCE AS OF THE CUT-OFF DATE

                            NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF PRINCIPAL            OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
BALANCES AS OF THE         MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
CUT-OFF DATE ($)             LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------         --------   ----------------   ----------------   ---------   --------   ------   ----   --------
0.01 to 25,000.00              280     $  3,254,610.24          0.34%          159       40.70%    11.529%   624    96.44%
25,000.01 to 50,000.00         275       10,257,238.34          1.06           354       42.88     10.116    634    94.91
50,000.01 to 100,000.00        820       64,226,839.42          6.63           356       39.35      8.827    604    80.22
100,000.01 to 150,000.00     1,267      159,502,599.80         16.46           358       41.34      8.174    601    78.47
150,000.01 to 200,000.00     1,169      203,226,363.80         20.98           358       42.23      7.902    603    77.50
200,000.01 to 250,000.00       785      176,273,922.17         18.20           359       43.06      7.958    600    77.16
250,000.01 to 300,000.00       553      152,127,177.30         15.70           358       43.82      7.937    599    77.78
300,000.01 to 350,000.00       389      126,035,857.79         13.01           359       42.94      7.688    604    78.02
350,000.01 to 400,000.00       113       41,293,751.25          4.26           359       42.88      7.544    607    79.55
400,000.01 to 450,000.00        45       19,036,997.58          1.97           359       42.33      7.341    622    77.28
450,000.01 to 500,000.00        15        7,115,619.44          0.73           358       42.36      7.197    641    76.50
500,000.01 to 550,000.00        10        5,195,919.75          0.54           359       40.82      7.485    623    82.04
550,000.01 to 600,000.00         1          580,883.12          0.06           359       47.32      8.300    649    75.00
600,000.01 to 650,000.00         1          624,672.57          0.06           359       31.05      9.200    504    54.35
                             -----     ---------------        ------           ---       -----     ------    ---    -----
TOTAL:                       5,723     $968,752,452.57        100.00%          358       42.41%     7.999%   603    78.22%
                             =====     ===============        ======           ===       =====     ======    ===    =====

                           REMAINING TERM TO MATURITY

                   NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
                     OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
RANGE OF MONTHS   MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
REMAINING           LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
---------------   --------   ----------------   ----------------   ---------   --------   ------   ----   --------
1 - 60                 16     $    129,887.37          0.01%           59       37.30%    12.107%   617    93.32%
61 - 120              187        2,034,100.23          0.21           119       42.14     11.253    627    90.01
121 - 180              86        3,071,252.08          0.32           179       37.27      9.151    606    85.07
181 - 240              11          895,247.96          0.09           239       37.73      8.454    622    73.30
241 - 300               2          392,381.55          0.04           298       41.42      6.865    650    81.47
301 - 360           5,421      962,229,583.38         99.33           359       42.43      7.988    603    78.18
                    -----     ---------------        ------           ---       -----     ------    ---    -----
TOTAL:              5,723     $968,752,452.57        100.00%          358       42.41%     7.999%   603    78.22%
                    =====     ===============        ======           ===       =====     ======    ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                                 MORTGAGE RATES

                      NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
                        OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
RANGE OF CURRENT     MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   ----------------   ----------------   ---------   --------   ------   ----   --------
5.001 to 5.500             8     $  2,186,359.99          0.23%          358       46.21%     5.392%   655    78.83%
5.501 to 6.000            95       24,503,912.11          2.53           357       41.91      5.904    668    74.39
6.001 to 6.500           249       56,616,075.47          5.84           357       43.47      6.342    653    77.47
6.501 to 7.000           588      129,357,116.04         13.35           358       42.46      6.817    636    78.42
7.001 to 7.500           704      138,471,156.63         14.29           359       42.42      7.323    618    78.78
7.501 to 8.000         1,104      209,123,856.82         21.59           359       43.06      7.812    605    80.62
8.001 to 8.500           815      144,146,194.52         14.88           358       41.80      8.302    592    79.19
8.501 to 9.000           742      119,136,363.96         12.30           358       41.70      8.775    575    78.41
9.001 to 9.500           405       51,656,608.85          5.33           358       42.44      9.267    568    77.43
9.501 to 10.000          252       33,390,121.73          3.45           358       41.28      9.797    550    72.58
10.001 to 10.500         174       19,129,577.04          1.97           358       42.62     10.278    555    72.88
10.501 to 11.000         187       19,281,928.25          1.99           354       42.13     10.782    559    70.88
11.001 to 11.500         153       12,073,281.45          1.25           350       42.98     11.266    563    72.59
11.501 to 12.000          95        7,251,308.75          0.75           345       42.79     11.783    545    65.17
12.001 to 12.500         127        2,100,412.91          0.22           240       41.76     12.322    586    80.68
12.501 to 13.000          17          247,672.89          0.03           214       35.36     12.889    576    82.72
13.001 to 13.500           6           64,005.07          0.01           105       41.40     13.250    596    92.25
13.501 to 14.000           2           16,500.09          0.00           119       44.33     13.750    559    83.24
                       -----     ---------------        ------           ---       -----     ------    ---    -----
TOTAL:                 5,723     $968,752,452.57        100.00%          358       42.41%     7.999%   603    78.22%
                       =====     ===============        ======           ===       =====     ======    ===    =====

                          ORIGINAL LOAN-TO-VALUE RATIOS

                     NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF ORIGINAL      OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
LOAN-TO-VALUE       MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
RATIOS (%)            LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----------------   --------   ----------------   ----------------   ---------   --------   ------   ----   --------
0.01 to 25.00            18     $  1,808,498.16          0.19%          359       37.94%    8.569%    584    21.78%
25.01 to 30.00           26        3,032,332.20          0.31           353       33.66     7.936     598    28.24
30.01 to 35.00           24        3,084,722.26          0.32           355       34.94     8.309     593    32.15
35.01 to 40.00           41        5,995,379.59          0.62           359       40.34     7.762     608    37.72
40.01 to 45.00           63       10,741,435.84          1.11           359       40.44     8.368     570    42.58
45.01 to 50.00           82       13,934,473.57          1.44           355       42.08     8.489     576    48.12
50.01 to 55.00           94       17,855,079.30          1.84           358       42.56     8.463     568    53.06
55.01 to 60.00          154       30,080,489.72          3.11           358       41.64     8.412     570    57.95
60.01 to 65.00          247       50,017,434.04          5.16           359       42.01     8.778     576    63.75
65.01 to 70.00          351       71,584,039.87          7.39           358       42.23     8.677     568    69.00
70.01 to 75.00          427       90,270,418.90          9.32           358       41.77     8.206     574    74.05
75.01 to 80.00        1,849      346,251,351.51         35.74           358       42.96     7.608     615    79.73
80.01 to 85.00          435       78,888,414.57          8.14           358       42.47     7.655     600    84.64
85.01 to 90.00        1,127      195,831,378.17         20.21           358       42.37     7.866     619    89.80
90.01 to 95.00          281       19,379,995.35          2.00           338       42.56     8.365     620    94.70
95.01 to 100.00         504       29,997,009.52          3.10           350       42.75     9.441     650    99.85
                      -----     ---------------        ------           ---       -----     -----     ---    -----
TOTAL:                5,723     $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                      =====     ===============        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                            FICO SCORE AT ORIGINATION

                        NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                          OF          BALANCE            BALANCE        TERM TO                                AVERAGE
                       MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
RANGE OF FICO SCORES     LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
--------------------   --------   ---------------   ----------------   ---------   --------   ------   ----   --------
500 to 519                 371    $ 69,483,544.98          7.17%          359       42.29%    9.339%    510    68.50%
520 to 539                 423      83,259,887.72          8.59           359       43.00     8.929     530    70.86
540 to 559                 551      93,919,909.92          9.69           358       42.63     8.580     550    75.08
560 to 579                 539      93,566,277.27          9.66           357       42.52     8.271     570    78.49
580 to 599                 819     130,962,164.76         13.52           357       42.48     7.926     589    79.43
600 to 619                 821     132,819,212.95         13.71           358       42.72     7.680     609    80.84
620 to 639                 716     117,317,179.59         12.11           357       42.01     7.604     629    80.01
640 to 659                 553      90,318,332.73          9.32           357       41.89     7.477     649    81.24
660 to 679                 347      59,450,035.53          6.14           358       42.65     7.435     669    81.75
680 to 699                 256      43,576,011.75          4.50           358       41.97     7.267     689    82.26
700 to 719                 145      23,272,208.85          2.40           358       42.16     7.245     709    82.99
720 to 739                  79      13,961,227.34          1.44           358       41.53     7.191     728    80.96
740 to 759                  50       7,843,820.36          0.81           358       43.15     7.445     748    82.41
760 to 779                  27       4,930,956.16          0.51           359       39.08     7.027     769    80.47
780 to 799                  22       3,523,682.66          0.36           356       42.81     7.685     787    79.52
800 to 819                   4         548,000.00          0.06           360       42.97     6.849     804    55.89
                         -----    ---------------        ------           ---       -----     -----     ---    -----
TOTAL:                   5,723    $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                         =====    ===============        ======           ===       =====     =====     ===    =====

                              DEBT-TO-INCOME RATIO

                  NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
RANGE OF            OF          BALANCE            BALANCE        TERM TO                                AVERAGE
DEBT-TO-INCOME   MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
RATIOS (%)         LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
--------------   --------   ---------------   ----------------   ---------   --------   ------   ----   --------
0.01 - 20.00         151    $ 22,519,530.98          2.32%          358       13.79%    8.063%    613    78.99%
20.01 - 25.00        174      23,604,695.19          2.44           354       22.77     8.259     598    73.20
25.01 - 30.00        303      47,777,583.18          4.93           356       27.68     8.037     604    76.72
30.01 - 35.00        537      87,340,525.16          9.02           357       32.67     8.116     594    77.40
35.01 - 40.00        775     128,247,467.38         13.24           358       37.77     8.011     601    76.77
40.01 - 45.00      1,168     198,307,208.82         20.47           358       42.62     8.006     608    78.21
45.01 - 50.00      1,905     319,404,680.31         32.97           358       47.83     7.828     611    80.56
50.01 - 55.00        703     140,390,413.30         14.49           358       52.83     8.221     584    75.99
55.01 >=               7       1,160,348.25          0.12           358       59.04     8.885     567    79.26
                   -----    ---------------        ------           ---       -----     -----     ---    -----
TOTAL:             5,723    $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                   =====    ===============        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                             GEOGRAPHIC DISTRIBUTION

                  NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                    OF          BALANCE            BALANCE        TERM TO                                AVERAGE
                 MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
STATE              LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-----            --------   ---------------   ----------------   ---------   --------   ------   ----   --------
Alaska                 2    $    369,752.64          0.04%          358       38.24%    10.479%   538    65.41%
Arizona              138      22,380,425.87          2.31           357       42.99      7.951    600    79.84
Arkansas               7         763,587.32          0.08           359       36.84      8.771    628    95.83
California           535     124,363,366.80         12.84           358       42.87      7.583    605    73.34
Colorado             144      18,525,042.88          1.91           358       43.17      7.531    621    82.79
Connecticut          116      19,295,975.31          1.99           358       41.93      8.178    601    77.77
Delaware              22       3,457,810.56          0.36           357       45.94      8.142    588    83.88
Florida              779     119,522,014.26         12.34           357       41.83      8.140    601    78.69
Georgia              345      42,161,568.20          4.35           357       41.38      8.086    614    84.88
Hawaii                77      21,578,953.25          2.23           359       41.83      7.224    636    75.34
Idaho                 23       2,586,434.01          0.27           357       35.88      8.086    597    83.45
Illinois             438      68,798,452.14          7.10           357       42.76      7.970    609    82.12
Indiana               42       4,194,599.98          0.43           357       41.99      8.339    611    85.08
Iowa                   9         845,195.04          0.09           354       37.80      8.308    581    84.63
Kansas                12       1,316,444.26          0.14           356       38.18      8.066    607    84.04
Kentucky              16       1,886,333.28          0.19           358       43.46      7.975    614    87.03
Maine                 17       1,738,552.07          0.18           355       36.86      8.359    618    80.09
Maryland             558     106,349,486.61         10.98           359       43.09      8.027    594    77.91
Massachusetts        187      43,520,532.22          4.49           358       44.61      8.140    604    75.27
Michigan             200      21,224,017.88          2.19           358       41.10      8.478    601    83.42
Minnesota            130      19,339,439.32          2.00           358       42.26      7.570    623    83.63
Missouri              56       5,438,497.13          0.56           358       39.54      8.764    594    84.98
Montana                2         220,000.00          0.02           312       48.83      7.091    705    84.00
Nebraska               6         490,932.56          0.05           351       35.78      8.448    607    86.39
Nevada                66      12,594,841.70          1.30           359       40.91      7.971    604    79.12
New Hampshire         27       4,446,183.30          0.46           357       44.51      8.273    592    79.59
New Jersey           350      73,350,856.17          7.57           358       43.10      8.224    594    75.38
New Mexico            24       3,216,055.22          0.33           357       37.56      7.784    627    82.41
New York             313      79,508,302.34          8.21           359       42.89      7.975    597    71.72
North Carolina       112      11,571,079.72          1.19           353       40.03      8.382    600    85.62
Ohio                 123      12,904,327.19          1.33           357       43.22      8.175    599    86.60
Oklahoma              18       1,915,872.49          0.20           358       39.77      8.268    611    88.22
Oregon                36       4,893,356.82          0.51           358       38.81      7.770    626    85.44
Pennsylvania         119      13,999,736.47          1.45           357       40.58      8.561    599    82.78
Rhode Island          25       4,821,952.08          0.50           359       45.88      8.134    593    78.43
South Carolina        38       5,307,559.15          0.55           359       40.77      8.184    590    80.21
Tennessee             46       4,979,093.89          0.51           344       40.47      8.396    588    80.79
Texas                 68       7,493,972.34          0.77           352       41.74      8.369    594    84.46
Utah                  36       3,963,427.36          0.41           355       40.91      7.833    617    80.94
Vermont               10       1,306,159.77          0.13           344       36.16      8.021    613    76.87
Washington            97      16,130,222.46          1.67           358       41.81      7.871    608    82.81
Virginia             194      32,349,797.73          3.34           358       42.15      8.001    607    78.52
West Virginia          1          85,310.16          0.01           358       42.12      9.200    559    76.58
Wisconsin             96      11,238,172.43          1.16           356       43.25      8.333    596    81.97
Wyoming                3         270,870.02          0.03           350       45.19      9.225    546    83.35
Washington DC         60      12,037,890.17          1.24           357       39.12      7.971    602    72.45
                   -----    ---------------        ------           ---       -----     -----     ---    -----
TOTAL:             5,723    $968,752,452.57        100.00%          358       42.41%     7.999%   603    78.22%
                   =====    ===============        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                                OCCUPANCY STATUS

                      NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
                        OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
                     MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
OCCUPANCY STATUS       LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
----------------     --------   ----------------   ----------------   ---------   --------   ------   ----   --------
Owner Occupied         4,834     $843,968,542.59         87.12%          358       42.77%    7.952%    598    77.73%
Non-Owner Occupied       828      115,504,275.12         11.92           356       39.86     8.339     638    82.06
2nd Home                  61        9,279,634.86          0.96           357       40.81     7.997     616    75.69
                       -----     ---------------        ------           ---       -----     -----     ---    -----
TOTAL:                 5,723     $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                       =====     ===============        ======           ===       =====     =====     ===    =====

                               DOCUMENTATION TYPE

                      NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
                        OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
                     MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
DOCUMENTATION TYPE     LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   ----------------   ----------------   ---------   --------   ------   ----   --------
Full                   3,722     $578,016,030.87         59.67%          357       42.77%    7.771%    608    81.37%
Stated                 1,939      378,934,422.22         39.12           358       41.91     8.346     596    73.28
Easy                      62       11,801,999.48          1.22           358       40.26     8.028     596    82.70
                       -----     ---------------        ------           ---       -----     -----     ---    -----
TOTAL:                 5,723     $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                       =====     ===============        ======           ===       =====     =====     ===    =====

                                  LOAN PURPOSE

                         NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
                           OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
                        MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
PURPOSE                   LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------                 --------   ----------------   ----------------   ---------   --------   ------   ----   --------
Refinance - Cashout       3,637     $703,749,444.62         72.64%          358       42.18%    8.014%    594    76.00%
Purchase                  2,021      253,002,998.30         26.12           357       43.09     7.959     629    84.37
Refinance - Rate/Term        65       12,000,009.65          1.24           359       41.13     7.963     595    79.19
                          -----     ---------------        ------           ---       -----     -----     ---    -----
TOTAL:                    5,723     $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                          =====     ===============        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                                  PROPERTY TYPE

                 NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
                   OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
                MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
PROPERTY TYPE     LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------   --------   ----------------   ----------------   ---------   --------   ------   ----   --------
Single Family     4,778     $787,040,684.75         81.24%          358       42.37%    8.009%    600    78.34%
Multi Family        537      118,084,030.33         12.19           358       42.67     7.941     610    76.47
Condo               408       63,627,737.49          6.57           358       42.39     7.983     624    80.01
                  -----     ---------------        ------           ---       -----     -----     ---    -----
TOTAL:            5,723     $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                  =====     ===============        ======           ===       =====     =====     ===    =====

                             PREPAYMENT CHARGE TERM

                         NUMBER                        % OF PRINCIPAL    REMAINING                                 WTD
PREPAYMENT CHARGE          OF          PRINCIPAL           BALANCE        TERM TO                                AVERAGE
TERM AT ORIGINATION     MORTGAGE     BALANCE AS OF          AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
(MONTHS)                  LOANS    THE CUT-OFF DATE   THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
-------------------     --------   ----------------   ----------------   ---------   --------   ------   ----   --------
No Prepayment Penalty     2,514     $444,167,456.37         45.85%          358       42.75%    8.130%    600    77.81%
12                          193       40,548,132.81          4.19           358       41.57     8.015     612    76.31
24                        2,424      384,601,125.24         39.70           358       42.20     7.987     602    79.13
36                          592       99,435,738.15         10.26           356       41.97     7.451     619    77.34
                          -----     ---------------        ------           ---       -----     -----     ---    -----
TOTAL:                    5,723     $968,752,452.57        100.00%          358       42.41%    7.999%    603    78.22%
                          =====     ===============        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                      NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                        OF          BALANCE            BALANCE        TERM TO                                AVERAGE
RANGE OF MAXIMUM     MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   ---------------   ----------------   ---------   --------   ------   ----   --------
11.001 to 11.500           8    $  2,186,359.99          0.25%          358       46.21%     5.392%   655    78.83%
11.501 to 12.000          69      18,369,313.86          2.12           359        42.34     5.875    665     78.32
12.001 to 12.500         212      48,518,642.06          5.59           359        43.27     6.340    653     78.81
12.501 to 13.000         516     112,903,504.08         13.01           359        42.70     6.818    633     79.35
13.001 to 13.500         634     125,603,816.19         14.47           359        42.43     7.320    617     78.95
13.501 to 14.000       1,002     189,888,731.34         21.87           359        42.96     7.811    605     80.85
14.001 to 14.500         757     136,589,423.12         15.73           359        41.81     8.298    591     79.36
14.501 to 15.000         652     110,311,232.60         12.71           359        41.93     8.757    572     78.11
15.001 to 15.500         299      45,966,272.74          5.29           359        42.21     9.243    558     75.59
15.501 to 16.000         202      30,808,508.26          3.55           359        41.10     9.780    542     71.10
16.001 to 16.500          96      14,921,355.57          1.72           359        42.35    10.281    539     68.18
16.501 to 17.000          86      15,431,220.50          1.78           359        42.34    10.765    547     64.26
17.001 to 17.500          56       8,971,905.36          1.03           359        42.46    11.251    551     63.30
17.501 to 18.000          37       6,572,258.40          0.76           359        42.79    11.749    536     61.18
18.001 to 18.500           8       1,001,910.02          0.12           359        43.56    12.360    544     65.59
18.501 to 19.000           1          97,477.70          0.01           359        29.43    13.000    503     65.00
                       -----    ---------------        ------           ---       -----      -----    ---    -----
TOTAL:                 4,635    $868,141,931.79        100.00%          359       42.42%     7.990%   600    78.14%
                       =====    ===============        ======           ===       =====      =====    ===    =====

          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                      NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                        OF          BALANCE            BALANCE        TERM TO                                AVERAGE
RANGE OF MINIMUM     MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MORTGAGE RATES (%)     LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
------------------   --------   ---------------   ----------------   ---------   --------   ------   ----   --------
5.001 to 5.500             8    $  2,186,359.99          0.25%          358       46.21%     5.392%   655    78.83%
5.501 to 6.000            69      18,369,313.86          2.12           359       42.34      5.875    665    78.32
6.001 to 6.500           212      48,518,642.06          5.59           359       43.27      6.340    653    78.81
6.501 to 7.000           517     113,153,092.22         13.03           359       42.72      6.818    633    79.29
7.001 to 7.500           633     125,354,228.05         14.44           359       42.42      7.321    618    79.01
7.501 to 8.000         1,007     191,279,542.94         22.03           359       42.96      7.812    604    80.87
8.001 to 8.500           764     138,156,591.85         15.91           359       41.80      8.298    591    79.32
8.501 to 9.000           647     108,781,745.23         12.53           359       41.90      8.772    572    77.98
9.001 to 9.500           294      44,844,736.58          5.17           359       42.27      9.264    559    75.63
9.501 to 10.000          201      30,603,226.90          3.53           359       41.18      9.791    543    71.11
10.001 to 10.500          98      15,312,292.08          1.76           359       42.47     10.280    541    68.02
10.501 to 11.000          85      15,431,019.81          1.78           359       42.18     10.778    546    64.24
11.001 to 11.500          55       8,750,999.03          1.01           359       42.52     11.277    549    63.51
11.501 to 12.000          36       6,300,753.47          0.73           359       42.82     11.782    537    61.02
12.001 to 12.500           8       1,001,910.02          0.12           359       43.56     12.360    544    65.59
12.501 to 13.000           1          97,477.70          0.01           359       29.43     13.000    503    65.00
                       -----    ---------------        ------           ---       -----      -----    ---    -----
TOTAL:                 4,635    $868,141,931.79        100.00%          359       42.42%     7.990%   600    78.14%
                       =====    ===============        ======           ===       =====      =====    ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

               GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                  NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                    OF          BALANCE            BALANCE        TERM TO                                AVERAGE
RANGE OF GROSS   MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
MARGINS (%)        LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
--------------   --------   ---------------   ----------------   ---------   --------   ------   ----   --------
2.751 to 3.000         1    $    131,939.71          0.02%          359       54.98%    9.850%    550    55.00%
3.251 to 3.500         2         586,000.00          0.07           358       43.26     5.250     622    75.62
3.501 to 3.750         7       1,944,760.00          0.22           360       42.32     5.691     670    79.60
3.751 to 4.000        15       3,661,776.90          0.42           359       42.67     5.746     673    74.60
4.001 to 4.250        51      12,992,359.18          1.50           359       41.56     6.004     670    78.64
4.251 to 4.500        77      18,591,374.25          2.14           359       43.65     6.252     651    78.34
4.501 to 4.750       144      32,010,906.68          3.69           359       43.48     6.437     650    79.01
4.751 to 5.000       219      48,347,062.72          5.57           359       42.84     6.740     643    78.95
5.001 to 5.250       270      56,960,931.16          6.56           359       43.09     6.938     628    79.65
5.251 to 5.500       256      50,506,628.08          5.82           359       43.46     7.219     621    78.54
5.501 to 5.750       358      71,174,975.80          8.20           359       41.92     7.425     613    78.93
5.751 to 6.000       450      85,308,303.93          9.83           359       43.01     7.676     607    81.40
6.001 to 6.250       524     101,617,901.87         11.71           359       42.81     7.887     601    80.03
6.251 to 6.500       399      73,194,546.77          8.43           359       41.49     8.184     594    79.75
6.501 to 6.750       389      69,904,442.42          8.05           359       42.02     8.336     591    79.57
6.751 to 7.000     1,473     241,208,022.32         27.78           359       41.92     9.319     562    74.35
                   -----    ---------------        ------           ---       -----     -----     ---    -----
TOTAL:             4,635    $868,141,931.79        100.00%          359       42.42%    7.990%    600    78.14%
                   =====    ===============        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

         NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                   NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                     OF          BALANCE            BALANCE        TERM TO                                AVERAGE
NEXT RATE         MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
ADJUSTMENT DATE     LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
---------------   --------   ---------------   ----------------   ---------   --------   ------   ----   --------
May 2007                5    $  1,314,086.92          0.15%          353       47.81%    8.240%    551    72.84%
June 2007               3         365,481.38          0.04           354       50.90     7.343     611    83.45
July 2007              19       3,321,777.51          0.38           355       40.87     8.046     588    74.21
August 2007            71      14,975,584.87          1.73           356       42.92     7.573     595    80.86
September 2007        105      18,993,681.46          2.19           357       42.08     8.068     584    79.90
October 2007        1,549     285,893,088.19         32.93           358       41.58     7.916     600    78.96
November 2007       1,350     262,091,613.74         30.19           359       42.92     8.051     599    76.87
December 2007       1,407     258,060,888.50         29.73           360       42.87     8.056     602    78.32
April 2008              1          95,400.01          0.01           358       48.63     7.850     592    90.00
May 2008                3         581,401.61          0.07           355       39.51     7.845     577    72.29
July 2008               1          94,272.25          0.01           355       34.21     9.700     526    75.00
September 2008          4         487,177.14          0.06           357       37.31     8.237     584    83.22
October 2008           26       4,447,651.24          0.51           358       43.87     7.615     621    81.36
November 2008          26       5,092,221.85          0.59           359       42.85     7.658     620    74.79
December 2008          32       5,371,485.00          0.62           360       40.52     7.712     608    76.85
September 2010          2         404,945.94          0.05           357       48.51     7.168     620    76.67
October 2010           10       2,256,653.03          0.26           358       40.23     7.589     624    81.06
November 2010          12       2,104,061.15          0.24           359       41.98     7.312     642    73.77
December 2010           9       2,190,460.00          0.25           360       37.72     8.065     630    82.05
                    -----    ---------------        ------           ---       -----     -----     ---    -----
TOTAL:              4,635    $868,141,931.79        100.00%          359       42.42%    7.990%    600    78.14%
                    =====    ===============        ======           ===       =====     =====     ===    =====

         INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                    NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                      OF          BALANCE            BALANCE        TERM TO                                AVERAGE
INITIAL PERIODIC   MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
CAP (%)              LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
----------------   --------   ---------------   ----------------   ---------   --------   ------   ----   --------
1.751 to 2.000       4,620    $864,686,436.17         99.60%          359       42.42%    7.988%    600    78.15%
2.751 to 3.000          15       3,455,495.62          0.40           356       41.03     8.566     551    74.56
                     -----    ---------------        ------           ---       -----     -----     ---    -----
TOTAL:               4,635    $868,141,931.79        100.00%          359       42.42%    7.990%    600    78.14%
                     =====    ===============        ======           ===       =====     =====     ===    =====

             PERIODIC RATE CAP OF THE ADJUSTABLE-RATE MORTGAGE LOANS

                  NUMBER       PRINCIPAL       % OF PRINCIPAL    REMAINING                                 WTD
                    OF          BALANCE            BALANCE        TERM TO                                AVERAGE
PERIODIC         MORTGAGE      AS OF THE            AS OF         MATURITY   DEBT-TO-    GROSS          COMBINED
CAP (%)            LOANS      CUT-OFF DATE    THE CUT-OFF DATE    (MONTHS)    INCOME    COUPON   FICO     OLTV
--------         --------   ---------------   ----------------   ---------   --------   ------   ----   --------
1.251 to 1.500     4,635    $868,141,931.79        100.00%          359       42.42%    7.990%    600    78.14%
                   -----    ---------------        ------           ---       -----     -----     ---    -----
TOTAL:             4,635    $868,141,931.79        100.00%          359       42.42%    7.990%    600    78.14%
                   =====    ===============        ======           ===       =====     =====     ===    =====

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

                                                (FREMONT INVESTMENT & LOAN LOGO)

FHLT SERIES 2005-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-E

CSFB CONTACTS

                                  NAME         PHONE EXTENSION
                                  ----         ---------------
ASSET FINANCE:
   Banking                  Boris Grinberg      (212) 325-4375
                            Elton Wells         (212) 325-5023
                            Sean Walker         (212) 325-4310
                            Ryan T. Stroker     (212) 325-0391
   Collateral               Kashif Gilani       (212) 325-8697
   Structuring              Carrina Chan        (212) 325-2384
                            Pooja Pathak        (212) 325-0616
ASSET BACKED SYNDICATION:   Tricia Hazelwood    (212) 325-8549
                            Melissa Simmons     (212) 325-8549
                            Jim Drvostep        (212) 325-8549

RATING AGENCY CONTACTS

                          NAME        PHONE EXTENSION
                          ----        ---------------
MOODY'S:             Todd Swanson      (415) 274-1714
STANDARD & POOR'S:   Kyle Beauchamp    (212) 438-2505
FITCH:               Rachel Brach      (212) 908-0224
                     Dai Nguyen        (212) 908-0739

----------
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.